                                  UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549


                                  SCHEDULE 14A
                                 (RULE 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[X]  Preliminary Proxy Statement          [ ]  Confidential, for Use of the
                                               Commission Only (as permitted by
                                               Rule 14a-6(e)(2))
[ ]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-12

                                     ENRON CORP.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

   [X]  No fee required.

   [ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

   (1)  Title of each class of securities to which transaction applies:

        -----------------------------------------------------------------------

   (2)  Aggregate number of securities to which transaction applies:

        -----------------------------------------------------------------------

   (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

        -----------------------------------------------------------------------

   (4)  Proposed maximum aggregate value of transaction:

        -----------------------------------------------------------------------

   (5)  Total fee paid:

        -----------------------------------------------------------------------

   [ ]  Fee paid previously with preliminary materials.

   [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

   (1)  Amount Previously Paid:

        -----------------------------------------------------------------------

   (2)  Form, Schedule or Registration Statement No.:

        -----------------------------------------------------------------------

   (3)  Filing Party:

        -----------------------------------------------------------------------

   (4)  Date Filed:

        -----------------------------------------------------------------------

                                  [ENRON LOGO]

                                  ENRON CORP.

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                                  May 1, 2001

TO THE SHAREHOLDERS:

     Notice is hereby given that the annual meeting of shareholders of Enron Corp. ("Enron") will be held in the LaSalle Ballroom of the Doubletree Hotel at Allen Center, 400 Dallas Street, Houston, Texas, at 10:00 a.m. Houston time on Tuesday, May 1, 2001, for the following purposes:

          1. To elect           directors of Enron to hold office until the next
     annual meeting of shareholders and until their respective successors are duly elected and qualified;

          2. To approve, contingent upon Enron declaring a stock split of at least 2-for-1 on or before May 1, 2003, a proposed amendment to Enron's Amended and Restated Articles of Incorporation to increase the total number of authorized shares of Common Stock from 1,200,000,000 to 2,400,000,000;

          3. To approve the Amended and Restated Enron Corp. 1991 Stock Plan (as amended and restated effective May 1, 2001);

          4. To ratify the Board of Directors' appointment of Arthur Andersen LLP, independent public accountants, as Enron's auditors for the year ending December 31, 2001;

          5. To consider shareholder proposals from Brent Blackwelder, Dianne Burnham, Hildegarde Hannum, and Eleanor MacCracken (collectively, "Friends of the Earth"); General Board of Pension and Health Benefits of The United Methodist Church; Solidago Foundation; Agape Foundation; and Domini Social Investments; and

          6. To transact such other business as may properly be brought before the meeting or any adjournment(s) thereof.

          Holders of record of Enron Common Stock and Cumulative Second Preferred Convertible Stock at the close of business on March 2, 2001, will be entitled to notice of and to vote at the meeting or any adjournment(s) thereof.

     Shareholders who do not expect to attend the meeting are requested to sign and return the enclosed proxy, for which a postage-paid, return envelope is enclosed. The proxy must be signed and returned in order to be counted.

                                        By Order of the Board of Directors,

                                        REBECCA C. CARTER
                                        Senior Vice President,
                                        Board Communications and Secretary

Houston, Texas
March   , 2001

                                  [ENRON LOGO]

                                  ENRON CORP.

                                PROXY STATEMENT

     The enclosed form of proxy is solicited by the Board of Directors of Enron Corp. ("Enron") to be used at the Annual Meeting of Shareholders to be held in the LaSalle Ballroom of the Doubletree Hotel at Allen Center, 400 Dallas Street, Houston, Texas, at 10:00 a.m. Houston time on Tuesday, May 1, 2001. The mailing address of the principal executive office of Enron is 1400 Smith St., Houston, Texas 77002-7369. This proxy statement and the related proxy are to be first
sent or given to the shareholders of Enron on approximately March   , 2001. Any
shareholder giving a proxy may revoke it at any time provided written notice of such revocation is received by the Senior Vice President, Board Communications and Secretary of Enron before such proxy is voted; otherwise, if received in time, properly completed proxies will be voted at the meeting in accordance with the instructions specified thereon. Shareholders attending the meeting may revoke their proxies and vote in person.

     Holders of record at the close of business on March 2, 2001, of Enron's Common Stock (the "Common Stock") will be entitled to one vote per share on all matters submitted to the meeting. Holders of record at the close of business on March 2, 2001, of Enron's Cumulative Second Preferred Convertible Stock (the "Preferred Convertible Stock") will be entitled to a number of votes per share equal to the conversion rate of 27.304 shares of Common Stock for each share of Preferred Convertible Stock. On March 2, 2001, the record date, there were outstanding and entitled to vote at the annual meeting of shareholders
shares of Common Stock and      shares of Preferred Convertible Stock. There are
no other voting securities outstanding. Common Stock and Preferred Convertible Stock are collectively referred to herein as "Voting Stock."

     Enron's annual report to shareholders for the year ended December 31, 2000, including financial statements, is being mailed herewith to all shareholders entitled to vote at the annual meeting. The annual report does not constitute a part of the proxy soliciting material.

                                    ITEM 1.

                             ELECTION OF DIRECTORS

     At the meeting,           directors are to be elected to hold office until
the next succeeding annual meeting of the shareholders and until their respective successors have been elected and qualified. All of the nominees are currently directors of Enron. Proxies cannot be voted for a greater number of persons than the number of nominees named on the enclosed form of proxy. A plurality of the votes cast in person or by proxy by the holders of Voting Stock is required to elect a director. Accordingly, under the Oregon Business Corporation Act and Enron's bylaws, abstentions and "broker non-votes" would not have the same legal effect as a vote withheld with respect to a particular director. A broker non-vote occurs if a broker or other nominee does not have discretionary authority and has not received instructions with respect to a particular item. Shareholders may not cumulate their votes in the election of directors.

     It is the intention of the persons named in the enclosed proxy to vote such proxy "FOR" the election of the nominees named herein. Should any nominee become unavailable for election, discretionary authority is conferred to vote for a substitute. The following information regarding the nominees, their principal occupations, employment history and directorships in certain companies is as reported by the respective nominees.

[PHOTO TO COME]       ROBERT A. BELFER, 65
                      Director since 1983
                      Mr. Belfer's principal occupation is Chairman and Chief
                      Executive Officer of Belco Oil & Gas Corp., a company formed in 1992. Prior to his resignation in April 1986 from Belco
                      Petroleum Corporation ("BPC"), a wholly owned subsidiary of
                      Enron, Mr. Belfer served as President and then Chairman of
                      BPC.

[PHOTO TO COME]       NORMAN P. BLAKE, JR., 59
                      Director since 1993
                      Mr. Blake is the former Chief Executive Officer and
                      Secretary General of the United States Olympic Committee
                      from December 1998 until November 1999. Mr. Blake served as
                      Chairman, President and Chief Executive Officer of the
                      Promus Hotel Corporation when it merged with the Hilton
                      Hotels Corporation. From November 1990 until May 1998, he
                      served as Chairman, President and Chief Executive Officer of
                      USF&G Corporation until its merger with the St. Paul
                      Companies. Mr. Blake is also a director of Owens-Corning
                      Corporation.

[PHOTO TO COME]       RONNIE C. CHAN, 51
                      Director since 1996
                      For the past ten years, Mr. Chan has been Chairman of Hang
                      Lung Group, comprising three publicly traded Hong Kong-based companies involved in property development, property
                      investment and hotels. Mr. Chan also co-founded and is a
                      director of various companies within Morningside/Springfield
                      Group, which invests in and manages private companies in the manufacturing and service businesses, and engages in
                      financial investments. Mr. Chan is also a director of
                      Standard Chartered Bank plc and Motorola, Inc.

[PHOTO TO COME]       JOHN H. DUNCAN, 73
                      Director since 1985
                      Mr. Duncan's principal occupation has been investments since
                      1990. Mr. Duncan is also a director of EOTT Energy Corp.
                      (the general partner of EOTT Energy Partners, L.P.), Azurix
                      Corp. and Group I Automotive Inc.

[PHOTO TO COME]     WENDY L. GRAMM, 56
                    Director since 1993
                    Dr. Gramm is an economist and Director of the Regulatory Studies Program of the Mercatus
                    Center at George Mason University. From February 1988 until January 1993, Dr. Gramm served as
                    Chairman of the Commodity Futures Trading Commission in Washington, D.C. Dr. Gramm is also a director of IBP, inc., State Farm Insurance Co. and Invesco Funds. Dr. Gramm was also a director of the Chicago Mercantile Exchange until December 31, 1999.

[PHOTO TO COME]     KEN L. HARRISON, 58
                    Director since 1997
                    Mr. Harrison served as Chairman of the Board and Chief Executive Officer of Portland General
                    Electric Company from 1988 to March 2000, at which time he retired from Portland General
                    Electric Company. Additionally, Mr. Harrison served as Chairman of Enron Communications, Inc.
                    from its inception in 1996 through November 1999 and as a Vice Chairman of Enron from July
                    1997 to July 1999.

[PHOTO TO COME]     ROBERT K. JAEDICKE, 72
                    Director since 1985
                    Dr. Jaedicke is Professor (Emeritus) of Accounting at the Stanford University Graduate School
                    of Business in Stanford, California. He has been on the Stanford University faculty since
                    1961 and served as Dean from 1983 until 1990. Dr. Jaedicke is also a director of California
                    Water Service Company. Dr. Jaedicke was also a director of GenCorp, Inc. until July 2000 and
                    Boise Cascade Corporation until April 2001.

[PHOTO TO COME]     KENNETH L. LAY, 58
                    Director since 1985
                    Mr. Lay has been Chairman of the Board of Enron since 1986. From 1986 until February 12,
                    2001, Mr. Lay was also the Chief Executive Officer of Enron. Mr. Lay is also a director of
                    Eli Lilly and Company, Compaq Computer Corporation, EOTT Energy Corp. (the general partner of
                    EOTT Energy Partners, L.P.), i2 Technologies, Inc., NewPower Holdings, Inc. and Azurix Corp.

[PHOTO TO COME]     CHARLES A. LEMAISTRE, 77
                    Director since 1985
                    For 18 years, Dr. LeMaistre served as President of the University of Texas M.D. Anderson
                    Cancer Center in Houston, Texas and now holds the position of President Emeritus.

[PHOTO TO COME]     JOHN MENDELSOHN, 64
                    Director since 1999
                    Since July 1996, Dr. Mendelsohn has served as President of the University of Texas M.D.
                    Anderson Cancer Center. Prior to 1996, Dr. Mendelsohn was Chairman of the Department of
                    Medicine at Memorial Sloan-Kettering Cancer Center in New York. Dr. Mendelsohn is also a director of ImClone Systems, Inc.

[PHOTO TO COME]     JEROME J. MEYER, 63
                    Director since 1997
                    For over eight years, Mr. Meyer served as Chairman and Chief Executive Officer of Tektronix,
                    Inc., an electronics manufacturer located in Wilsonville, Oregon. Currently, Mr. Meyer serves as Chairman and as a director of Tektronix, Inc. He is also a director of Standard Insurance
                    Corp. and Centerspan Communications, Inc.

[PHOTO TO COME]     PAULO V. FERRAZ PEREIRA, 46
                    Director since 1999
                    Mr. Pereira is Executive Vice President of Group Bozano. Mr. Pereira served for over five years as President and Chief Operating Officer of Meridional Financial Group and Managing
                    Director of Group Bozano. Mr. Pereira is also the former President and Chief Executive
                    Officer of the State Bank of Rio de Janeiro.

[PHOTO TO COME]     FRANK SAVAGE, 62
                    Director since 1999
                    Since 1995, Mr. Savage has served as Chairman of Alliance Capital Management International (a
                    division of Alliance Capital Management L.P.). Mr. Savage is also a director of Lockheed
                    Martin Corporation, Alliance Capital Management L. P. and Qualcomm Corp.

[PHOTO TO COME]     JEFFREY K. SKILLING, 47
                    Director since 1997
                    Since February 2001, Mr. Skilling has served as President and Chief Executive Officer of
                    Enron. Mr. Skilling served as President and Chief Operating Officer of Enron from January
                    1997 through February 2001. From August 1990 until December 1996, he served as Chairman and
                    Chief Executive Officer of Enron North America Corp. and its predecessor companies. Mr.
                    Skilling is also a director of Azurix Corp. and the Houston Branch of the Federal Reserve
                    Bank of Dallas.

[PHOTO TO COME]     JOHN A. URQUHART, 72
                    Director since 1990
                    Mr. Urquhart serves as Senior Advisor to the Chairman of the Board of Enron. From 1991 to
                    1998, Mr. Urquhart was a Vice Chairman of Enron. Since August 1991, Mr. Urquhart has also been President of John A. Urquhart Associates, a management consulting firm in Fairfield,
                    Connecticut. He also serves as a director of TECO Energy, Inc., Hubbell, Inc. and The Weir
                    Group, plc and as a board member of and consultant to Catalytica Energy Systems, Inc.

[PHOTO TO COME]     JOHN WAKEHAM, 68
                    Director since 1994
                    Lord Wakeham is a retired former U.K. Secretary of State for Energy and Leader of the Houses
                    of Commons and Lords. He served as a Member of Parliament from 1974 until his retirement from the House of Commons in April 1992. Prior to his government service, Lord Wakeham managed a large private practice as a chartered accountant. He is currently Chairman of the Press
                    Complaints Commission in the U.K. and chairman or director of a number of publicly traded
                    U.K. companies. Lord Wakeham is also a director of Azurix Corp.

[PHOTO TO COME]     HERBERT S. WINOKUR, JR., 57
                    Director since 1985
                    Mr. Winokur is Chairman and Chief Executive Officer of Capricorn Holdings, Inc. (a private investment company) and Managing General Partner of Capricorn Investors, L.P., Capricorn
                    Investors II, L.P. and Capricorn Investors III, L.P., partnerships concentrating on investments in restructure situations, organized by Mr. Winokur in 1987, 1994 and 1999, respectively. Since 2000, Mr. Winokur has also served as Nonexecutive Chairman of Azurix
                    Corp. Prior to his current appointment, Mr. Winokur was Senior Executive Vice President and a
                    director of Penn Central Corporation, The WMF Group, Ltd., Mrs. Fields' Holding Company,
                    Inc., CCC Information Services Group, Inc. and DynCorp.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

     As of February 15, 2001, Enron knows of no one who beneficially owns in excess of 5% of a class of Enron's Voting Stock except as set forth in the table below:

                                                         AMOUNT AND NATURE OF BENEFICIAL OWNERSHIP
                                                   -----------------------------------------------------
                                                                                  SOLE
                                                                                 VOTING
                                                      SOLE          SHARED        AND
                                                     VOTING         VOTING     LIMITED OR
                                                      AND            AND           NO                        PERCENT
      TITLE OF            NAME AND ADDRESS OF      INVESTMENT     INVESTMENT   INVESTMENT                      OF
   CLASS OF STOCK          BENEFICIAL OWNER          POWER          POWER        POWER          OTHER         CLASS
   --------------     ---------------------------  ----------     ----------   ----------     ----------     -------
Common                Robert A. Belfer             8,440,727(1)(2)    29,514(3)   23,476(4)(5)                1.14%
Preferred             767 Fifth Avenue               214,580            627(6)                               17.66%
  Convertible         New York, NY 10153

Common                Janus Capital Corporation    40,914,560(7)                                              5.41%
Preferred             100 Fillmore Street
  Convertible         Denver, CO 80206-4923

Common                Mr. and Mrs. Lawrence Ruben  7,744,758(8)   2,541,271(9)                                1.35%
Preferred             600 Madison Avenue             235,351(10)     46,097(11)                              23.09%
  Convertible         New York, NY 10022

Common                Jack Saltz                   2,720,473(12)  1,549,522(13)                                   *
Preferred             767 Fifth Avenue                69,845         54,916(14)                              10.24%
  Convertible         New York, NY 10153

Common                Enron Corp.                                                             15,409,696(15)  2.04%
Preferred             Savings Plan                                                                70,000(15)  5.74%
  Convertible

---------------

  *  Less than 1%.

 (1) Includes 5,858,892 shares that would be acquired upon the conversion of the Preferred Convertible Stock shown in the table as being beneficially owned by Mr. Belfer with sole voting and investment power.

 (2) Includes 31,755 shares of Common Stock that are subject to stock options exercisable within 60 days after February 15, 2001, which number is included in the number of shares shown as beneficially owned as of such date.

 (3) Includes 12,360 shares held by Mr. Belfer's wife and 34 shares owned by a limited partnership in which Mr. Belfer is the grantor. Also includes 17,120 shares that would be acquired upon the conversion of the Preferred Convertible Stock shown in the table as being beneficially owned by Mr. Belfer with shared voting and investment power.

 (4) Includes restricted shares of Common Stock held under Enron's 1991 Stock Plan (the "1991 Stock Plan"). Participants in the 1991 Stock Plan have sole voting power and no investment power for restricted shares awarded under the 1991 Stock Plan until such shares vest in accordance with 1991 Stock Plan provisions. After vesting, the participant has sole investment and voting powers.
                                              (Notes continue on following page)

 (5) Includes shares held under Enron's Savings Plan (the "Savings Plan"). Participants in the Savings Plan instruct the Savings Plan Trustee as to how the participant's shares should be voted. Additionally, participants have limited investment power with respect to shares in the Savings Plan.

 (6) Includes 625 shares held by Mr. Belfer's wife and two shares held by a trust in which Mr. Belfer is co-trustee, in all of which shares Mr. Belfer disclaims beneficial ownership.

 (7) Mr. Thomas H. Bailey, twelve percent (12%) owner and President and Chairman of Janus Capital Corporation, may be deemed the beneficial owner of the Janus Capital Corporation shares because of such stock ownership and positions.

 (8) Includes 25 shares held by Mrs. Ruben as trustee for their son and 6,426,024 shares that would be acquired upon the conversion of the Preferred Convertible Stock.

 (9) Includes 174,441 shares held by Mr. Ruben as co-trustee for his children; 641,560 shares held by Mr. Ruben as co-trustee for his nieces and nephews; 102,455 shares held by a trust in which Mr. Ruben is co-trustee; and 364,183 shares held by charitable foundations in which Mr. and Mrs. Ruben have no pecuniary interest. Also includes 1,258,632 shares that would be acquired upon the conversion of the Preferred Convertible Stock.

(10) Includes 44,807 shares held by Mrs. Ruben as trustee for her children.

(11) Includes 11,051 shares held by Mr. Ruben as co-trustee for his nieces and nephews, in which shares Mr. Ruben has no pecuniary interest; 33,973 shares held by a limited partnership in which Mrs. Ruben is a managing member of the general partnership, but has no pecuniary interest; 73 shares held by a limited liability company in which Mrs. Ruben is a managing member, but has no pecuniary interest; and 1,000 shares held by charitable foundations in which Mr. and Mrs. Ruben have no pecuniary interest.

(12) Includes 1,907,048 shares that would be acquired upon the conversion of the Preferred Convertible Stock.

(13) Includes 3,150 shares held by Mr. Saltz's wife; 29,200 shares held by Mr. Saltz's wife as trustee for their children and 17,746 shares held by a charitable foundation in which Mr. Saltz has no pecuniary interest. Also includes 1,499,426 shares that would be acquired upon the conversion of the Preferred Convertible Stock.

(14) Includes 52,942 shares held by Mr. Saltz's wife as trustee for their children and 1,974 shares held by a charitable foundation in which Mr. Saltz has no pecuniary interest.

(15) Pursuant to the terms of the Savings Plan, shares allocated to employee accounts are voted by the Savings Plan trustee as instructed by the employees. If the trustee receives no voting directions from the respective employees, then all such shares are to be voted by the trustee in the same proportion as the allocated shares that are voted by employees. Includes 1,911,280 shares of Common Stock that would be acquired upon the conversion of the Preferred Convertible Stock.

STOCK OWNERSHIP OF MANAGEMENT AND BOARD OF DIRECTORS AS OF FEBRUARY 15, 2001

                                                                                AMOUNT AND NATURE OF
                                                                                BENEFICIAL OWNERSHIP
                                                                       ---------------------------------------
                                                                                                   SOLE VOTING
                                                                          SOLE        SHARED           AND
                                                                         VOTING       VOTING         LIMITED
                                                                          AND          AND            OR NO      PERCENT
                                                                       INVESTMENT   INVESTMENT     INVESTMENT      OF
TITLE OF CLASS                                NAME                      POWER(1)     POWER(1)      POWER(2)(3)    CLASS
--------------                                ----                     ----------   ----------     -----------   -------
Enron Corp.
Common Stock                Robert A. Belfer.........................  8,440,727(4)    29,514(5)      23,476       1.14%
                            Norman P. Blake, Jr......................     27,699           --             --       *
                            Ronnie C. Chan...........................     21,675           --             --       *
                            John H. Duncan...........................    174,253       59,584                      *
                            Mark A. Frevert..........................  1,267,351       15,966                      *
                            Ken L. Harrison..........................    938,262           --         16,430       *
                            Stanley C. Horton........................    357,682        3,608         23,223       *
                            Robert K. Jaedicke.......................     45,855           --         13,120       *
                            Kenneth L. Lay...........................  5,392,718    2,367,897(6)     170,282       1.04%
                            Charles A. LeMaistre.....................                                              *
                            John Mendelsohn..........................      6,371           --             --       *
                            Jerome J. Meyer..........................                                              *
                            Paulo V. Ferraz Pereira..................      3,815           --             --       *
                            Kenneth D. Rice..........................                                              *
                            Frank Savage.............................      4,365           --             --       *
                            Jeffrey K. Skilling......................  1,941,377           --        150,152       *
                            John A. Urquhart.........................     49,683           --             --       *
                            John Wakeham.............................     23,016           --             --       *
                            Herbert S. Winokur, Jr...................                        (7)
                            All directors and executive officers as a
                            group (30 in number).....................                        (4)(5)
Enron Corp.
Preferred Convertible
Stock                       Robert A. Belfer.........................    214,580          627(8)                  17.66
                            All directors and executive officers as a
                            group (30 in number).....................    214,580          627                     17.66
EOTT Energy Partners, L.P.
Common Units                Norman P. Blake, Jr......................                                              *
                            John H. Duncan...........................      8,500                                   *
                            Stanley C. Horton........................     10,000                                   *
                            Kenneth L. Lay...........................                   5,000                      *
                            All directors and executive officers as a
                            group (30 in number).....................                                              *
Northern Border
Partners, L.P.
Common Units                Robert A. Belfer.........................     30,500       16,500(9)                   *
                            Norman P. Blake, Jr......................                                              *
                            Stanley C. Horton........................     10,000                                   *
                            All directors and executive officers as a
                            group (30 in number).....................                                              *

                                             (Table continues on following page)

                                                                                AMOUNT AND NATURE OF
                                                                                BENEFICIAL OWNERSHIP
                                                                       ---------------------------------------
                                                                                                   SOLE VOTING
                                                                          SOLE        SHARED           AND
                                                                         VOTING       VOTING         LIMITED
                                                                          AND          AND            OR NO      PERCENT
                                                                       INVESTMENT   INVESTMENT     INVESTMENT      OF
TITLE OF CLASS                                NAME                      POWER(1)     POWER(1)      POWER(2)(3)    CLASS
--------------                                ----                     ----------   ----------     -----------   -------
Azurix Corp.
Common Stock                Robert A. Belfer.........................                                              *
                            John H. Duncan...........................                                              *
                            Ken L. Harrison..........................                                              *
                            Kenneth L. Lay...........................                                              *
                            Jeffrey K. Skilling......................                                              *
                            John Wakeham.............................                                              *
                            Herbert S. Winokur, Jr...................                                              *
                            All directors and executive officers as a
                            group (30 in number).....................           (10)                               *
NewPower Holdings, Inc.
Common Stock                Mark A. Frevert..........................     58,450                                   *
                            Kenneth L. Lay...........................    150,000                                   *
                            Kenneth D. Rice..........................     27,426                                   *
                            All directors and executive officers as a
                            group (30 in number).....................                                              *

---------------

  *  Less than 1%.

 (1) The number of shares of Enron Common Stock subject to stock options exercisable within 60 days after February 15, 2001, which number is included in the number of shares shown as beneficially owned as of such date, is as follows: Mr. Belfer, 31,755 shares; Mr. Blake, 18,155 shares; Mr. Chan, 16,475 shares; Mr. Duncan, 39,755 shares, for which he has shared voting and investment power for 32,384 of such shares; Mr. Frevert, 1,052,202 shares; Mr. Harrison, 858,950 shares; Mr. Horton, 240,322 shares; Dr. Jaedicke, 39,755 shares; Mr. Lay, 5,285,542 shares, for which he has shared voting and investment power for 1,828,210 of such shares; Dr. LeMaistre, 39,755 shares; Dr. Mendelsohn, 5,451 shares; Mr. Meyer, 10,491 shares; Mr. Pereira, 3,195 shares; Mr. Rice, 1,447,969 shares; Mr. Savage, 3,195 shares; Mr. Skilling, 824,038 shares; Mr. Urquhart, 31,755 shares; Lord Wakeham, 18,075 shares; Mr. Winokur, 31,755 shares; and all directors and executive officers as a group (30 in number), 12,611,385 shares.

 (2) Includes restricted shares of Enron Common Stock held under Enron's 1991 and 1994 Stock Plans (the "Plans") for certain individuals. Participants in the Plans have sole voting power and no investment power for restricted shares awarded under the Plans until such shares vest in accordance with the Plans' provisions. After vesting, the participant has sole investment and voting powers.

 (3) Includes shares held under the Savings Plan and/or the Enron Corp. Employee Stock Ownership Plan ("ESOP"). Participants in the Savings Plan instruct the Savings Plan trustee as to how the participant's shares should be voted. Additionally, participants have limited investment power with respect to shares in the Savings Plan. Participants in the ESOP have sole voting power and no investment power prior to distribution of shares from the ESOP. Includes 2,598 shares held by the spouse of Mr. Horton, for which he may be deemed to have shared voting and investment power. Total shares held by the group includes 8,863 shares with shared voting power.

 (4) Includes 5,858,892 shares that would be acquired upon the conversion of the Preferred Convertible Stock shown in the table as being beneficially owned by Mr. Belfer with sole voting and investment power.

                                              (Notes continue on following page)

 (5) Includes 12,360 shares held by Mr. Belfer's wife and 34 shares owned by a limited partnership in which Mr. Belfer is the grantor. Also includes 17,120 shares that would be acquired upon the conversion of the Preferred Convertible Stock shown in the table as being beneficially owned by Mr. Belfer with shared voting and investment power.

 (6) Includes 539,687 shares held in a charitable foundation in which Mr. Lay has no pecuniary interest.

 (7) Shares held in a charitable foundation in which Mr. Winokur has no pecuniary interest.

 (8) Includes 625 shares held by Mr. Belfer's wife and two shares held by a trust in which Mr. Belfer is co-trustee, in all of which shares Mr. Belfer disclaims beneficial ownership.

 (9) Includes 13,500 shares held in trust in which Mr. Belfer's son or wife is trustee or in which Mr. Belfer is trustee or a co-trustee and 3,000 shares held by Mr. Belfer's wife.

(10) The number of shares of Azurix Corp. Common Stock subject to stock options exercisable within 60 days after February 15, 2001, which number is included in the number of shares shown as beneficially owned as of such date, is as follows: and all directors and executive officers as a group (30 in number).

BOARD OF DIRECTORS AND COMMITTEES

     The Board of Directors held five regularly scheduled meetings and four special meetings during the year ended December 31, 2000. The Executive Committee meets on a less formal basis and may exercise all of the powers of the Board of Directors, except where restricted by Enron's bylaws or by applicable law. During the year ended December 31, 2000, the Executive Committee met seven times. The Executive Committee is currently composed of Messrs. Duncan (Chairman), Belfer, Lay, LeMaistre, Skilling and Winokur.

     The Board of Directors uses working committees with functional responsibility in the more complex recurring areas where disinterested oversight is required. The Audit and Compliance Committee reviews the scope and results of the audits, the notice and application of accounting principles and the effectiveness of internal controls. The Audit and Compliance Committee met five times during the year ended December 31, 2000. The Audit and Compliance Committee is currently composed of Messrs. Jaedicke (Chairman), Chan, Mendelsohn, Pereira, Wakeham and Dr. Gramm.

     The Compensation and Management Development Committee's responsibility is to establish Enron's compensation strategy and ensure that the senior executives of Enron and its wholly owned subsidiaries are compensated effectively in a manner consistent with the stated compensation strategy of Enron, internal equity considerations, competitive practices and the requirements of appropriate regulatory bodies. In meeting ten times during the year ended December 31, 2000, the Compensation and Management Development Committee also continued to monitor and approve awards earned pursuant to Enron's comprehensive executive compensation program, monitor Enron's employee benefit programs and review matters relating to management development and management succession. The Compensation and Management Development Committee is currently composed of Messrs. LeMaistre (Chairman), Blake, Duncan, Jaedicke and Savage.

     The Finance Committee serves as a monitor of Enron's finance activities. In meeting five times during the year ended December 31, 2000, the Finance Committee reviewed the financial plans and proposals of management, including equity and debt offerings, changes in stock dividends and the equity repurchase program, changes in the risk management policy, transaction approval process and the policy for approval of guarantees, letters of credit, letters of indemnity, and other support arrangements and recommending action with regard thereto to the Board of Directors. The Finance Committee is currently composed of Messrs. Winokur (Chairman), Belfer, Blake, Chan, Meyer, Pereira, Savage and Urquhart.

     The Nominating and Corporate Governance Committee has oversight for recommendations regarding the size of the Board of Directors, recruiting and recommending candidates for election to the Board of Directors, monitoring the Corporate Governance Guidelines for revision and compliance and periodic evaluation of director independence and performance. This committee met three times during the year ended December 31, 2000. The Nominating and Corporate Governance Committee is currently composed of Messrs. Wakeham (Chairman), Mendelsohn, Meyer and Dr. Gramm.

     During the year ended December 31, 2000, each director attended at least 75% of the total number of meetings of the Board of Directors and the committees on which the director served, except Mr. Chan.

                     AUDIT AND COMPLIANCE COMMITTEE REPORT

     The Audit and Compliance Committee (the "Audit Committee") operates under a written charter adopted by the Board of Directors (attached hereto as Exhibit A) and is comprised of six independent directors, each of whom is able to understand fundamental financial statements and at least one of whom has past experience in accounting or related financial management experience. The members of the Audit Committee are Messrs. Jaedicke (Chairman), Chan, Mendelsohn, Pereira, Wakeham and Dr. Gramm.

     The Audit Committee serves as the overseer of Enron's financial reporting, internal controls and compliance processes. At five meetings during the year ended December 31, 2000, the Audit Committee met with the independent auditors, as well as with Enron officers and employees who are responsible for financial reporting, accounting, internal controls, and legal matters. In addition to recommending the appointment of the independent auditors to the Board of Directors, the Audit Committee reviews the scope of and fees related to the audit, accounting policies and reporting practices, internal auditing and internal controls, compliance with Enron's policies regarding business conduct and other matters as deemed appropriate.

     The Audit Committee has met and held discussions with management and the independent auditors. Management represented to the Audit Committee that Enron's consolidated financial statements were prepared in accordance with generally accepted accounting principles, and the Audit Committee has reviewed and discussed the audited consolidated financial statements with management and the independent auditors. The Audit Committee discussed with the independent auditors matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees). Enron's independent auditors also provided to the Audit Committee written disclosures required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and the Audit Committee discussed with the independent auditors that firm's independence.

     Based upon the Audit Committee's discussion with management and the independent auditors and the Audit Committee's review of the representation of management and the report of the independent auditors to the Audit Committee, the Audit Committee recommended that the Board of Directors include the audited consolidated financial statements in Enron's Annual Report on Form 10-K for the year ended December 31, 2000 filed with the Securities and Exchange Commission.

Audit and Compliance Committee:

Dr. Robert K. Jaedicke (Chairman)
Mr. Ronnie C. Chan
Dr. Wendy L. Gramm
Dr. John Mendelsohn
Mr. Paulo V. Ferraz Pereira
Lord John Wakeham

                COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

DIRECTOR COMPENSATION

     Each nonemployee director of Enron receives an annual service fee of $50,000 for serving as a director. No additional fees are paid for serving on committees, except that committee chairs receive an additional $10,000 annually. Meeting fees are $1,250 for each Board of Directors meeting and committee meeting attended. Total directors' fees paid in cash, deferred under the Enron Corp. 1994 Deferral Plan (the "1994 Deferral Plan") or received in a combination of phantom stock units and stock options in lieu of cash under the Enron Corp. 1991 Stock Plan, as amended and restated effective May 4, 1999 (the "1991 Stock Plan"), in 2000 were $1,107,492, or an average of $79,107 per nonemployee director.

     Directors are required to defer 50% of their annual service fee into the Phantom Stock Plan of the 1994 Deferral Plan. In some countries, deferrals into the 1994 Deferral Plan may create adverse tax consequences for the director. In August, 1999, the Compensation and Management Development Committee (the "Committee") approved a change such that upon notification by Enron management of the applicable international tax laws, a director may receive an award of phantom stock units under the 1991 Stock Plan in lieu of mandatory deferrals into the Phantom Stock Account of the 1994 Deferral Plan. A change was subsequently approved allowing Lord Wakeham to receive phantom stock units in lieu of deferrals into the Phantom Stock Account, beginning with 50% of his retainer earned on December 31, 1999, which resulted in a grant of 141 phantom stock units with a value of $6,250. As long as Lord Wakeham does not revoke his election, as of July 1 of each year, the Committee shall approve an award of phantom stock units in a number determined by the Committee that will reflect the value of such portion of the retainer fee that is waived by Lord Wakeham for the calendar year. Such award of phantom stock units will fully vest on the fifth anniversary of the date of grant.

     Directors can elect to receive remaining fees in cash, defer receipt of their fees to a later specified date under the 1994 Deferral Plan or receive their fees in a combination of phantom stock units and stock options in lieu of cash under the 1991 Stock Plan. Participants in the 1994 Deferral Plan may elect to invest their deferrals among several different investment choices. During 2000, eight of the 13 eligible directors elected to defer fees under the 1994 Deferral Plan. Prior to 1994, directors were able to defer their fees under Enron's 1985 Deferral Plan, which continues to credit interest on account balances based on 150% of Moody's seasoned corporate bond yield index with a minimum rate of 12%, which for 1998, 1999 and 2000 was the minimum rate of 12%. Four directors elected to receive stock in lieu of fees in a combination of phantom stock units and stock options according to the terms of the 1991 Stock Plan. During 2000, each nonemployee director received 360 phantom stock units (valued at $75.125 per unit on the date of grant) and options to purchase 10,775 shares (with an exercise price of $75.125 per share) according to the terms of the 1991 Stock Plan.

     The 1991 Stock Plan permits nonemployee directors whose ownership of Enron Common Stock would result in a material conflict of interest for business, employment, or professional purposes, to submit an opinion of counsel of such fact to the Committee with a request that such nonemployee director not be eligible to receive further grants under the 1991 Stock Plan and to forfeit all outstanding grants made to such nonemployee director until such time as the Committee is satisfied that such conflicts have been removed or no longer apply. In December, 1998, Dr. Gramm provided to the Committee a written opinion of counsel indicating that her continued participation in the 1991 Stock Plan could be considered a conflict of interest; accordingly, she has chosen not to receive further grants under the 1991 Stock Plan. Therefore, Dr. Gramm did not receive stock options or phantom stock units in 2000. Instead, on behalf of Dr. Gramm, Enron contributed the value of phantom stock units and stock options into her Flexible Deferral Account under the 1994 Deferral Plan.

       REPORT FROM THE COMPENSATION AND MANAGEMENT DEVELOPMENT COMMITTEE
                        REGARDING EXECUTIVE COMPENSATION

     The Compensation and Management Development Committee (the "Committee") of the Board of Directors is responsible for developing the Enron executive compensation philosophy. It is the duty of the Committee to administer the philosophy and its relationship with the compensation paid to the chief executive officer (the "CEO") and each of the other senior executives. The Committee focuses on ensuring there is a strong link between the success of the shareholder and the rewards of the executives.

MISSION

     The basic philosophy behind executive compensation at Enron is to reward executive performance that creates long-term shareholder value. This pay-for-performance tenet is embedded in each aspect of an executive's total compensation package. Additionally, the philosophy is designed to promote teamwork by tying a significant portion of compensation to business unit and Enron performance. Base salaries, annual incentive awards and long-term incentive awards are reviewed periodically to ensure consistency with Enron's total compensation philosophy.

     We believe that Enron's executive compensation program has contributed significantly to the increase in shareholder value from 1991 to 2000, during which time a shareholder who invested $100 in Enron Common Stock would have received $1,497 or a 1397% increase in value, compared to 391% for the S&P 500 and 534% for industry peers. The Committee believes that with the present plan designs, management will continue to strive to increase shareholder value.

TOTAL COMPENSATION

     All decisions regarding executive compensation are made based upon performance, as measured against pre-established objectives, and competitive practice, as measured utilizing multiple public and private compensation surveys. Each year, Enron conducts an executive compensation study covering executives in the top corporate and business unit positions. The Committee utilizes the services of Towers Perrin, a consulting firm experienced in executive compensation, to conduct the study. Compensation studies evaluate total direct compensation which is defined as base salary plus most recent actual annual incentive earned plus the estimated annualized present value of long-term incentive grants.

     Competitive compensation rates are developed using published/private compensation survey sources for companies of comparable size (as measured by revenue) and, as appropriate, in comparable industries. Data from the sources represent similar positions in general industry and industry specific companies as appropriate. For example, trading industry data are used for commercial positions in Enron Wholesale Services; high-technology industry data are blended with general industry data for many Enron Broadband Services positions; and, pipeline services data are blended with general industry data for Enron Transportation Services business unit positions. Market data are reflective of job level and job type and regressed on corporate or business unit revenues.

     Executives have the opportunity to earn at the 75th percentile or higher level, subject to obtaining performance at the 75th percentile or higher. Higher achievement provides higher value, while lesser performance decreases total compensation. In order to assure that an executive's compensation is tied to performance, more dollars of total compensation are placed at risk, tied to Enron absolute performance and performance relative to the S&P 500 group of companies.

BASE SALARY

     Base salaries for all positions are targeted at the median of the respective markets. The annual salary increase budget is set to maintain Enron's market position. Base pay as well as other compensation components are also reflective of individual performance. Actual base salaries are slightly above the market median.

ANNUAL INCENTIVE AWARDS

     The primary objective of the annual incentive plan is to promote outstanding performance by Enron in absolute terms, as well as in comparison to its peer companies. The plan is funded as a percent of recurring after-tax net income as approved by the Committee each year. The payment will be based upon Enron's performance against pre-established goals, as well as business unit and individual performance. Annual bonus payments are based upon Enron's performance measured against the Operating Plan as approved by the Board of Directors. Key performance criteria such as funds flow, return on equity, debt reduction, earnings per share improvements, and other relevant factors will be considered at the option of the Committee. These criteria are weighted each year based upon priorities and may be changed from year to year. A Performance Review Report is presented to the Committee in January. This report summarizes management's view regarding whether and to what extent the key performance criteria were attained. The Performance Review Report also discusses any other significant, but unforeseen factors that positively or negatively affect Enron's performance. The Committee verifies Enron's actual recurring after-tax net income, reviews management's funding level recommendation and approves the resulting award fund.

     An annual incentive plan is provided for certain executive officers subject to the provisions of Section 16 of the Securities Exchange Act of 1934, as amended ("Section 16 Officers"), and is funded as a percentage of recurring after-tax net income (not to exceed five percent) as approved by the Committee and the shareholders based upon company performance and competitive industry practice. Downward adjustment of the fund is at the sole discretion of the Committee. However, upward adjustment of the fund over the formula-driven amount is not allowed. Since the performance goal of Enron is recurring after-tax net income, the fund increases or decreases based on the earnings performance of Enron.

     Business unit performance is measured against the appropriate business unit annual plan. After the Board of Directors determines the overall funding level, the Office of the Chairman determines the allocations for each operating group based on performance. Individual payouts are based on business unit performance (or corporate financial performance for corporate executives) and the employee's individual performance as determined through the Performance Review Committee ("PRC") process. Generally, the Committee will review the individual recommendations for key executives and the Office of the Chairman approves the recommendations for all other participants.

LONG-TERM INCENTIVE GRANTS

     Enron's long-term incentive program is designed to tie executive performance directly to the creation of stockholder wealth. Accordingly, in 2001 awards are made one-half in non-qualified stock options and the other one-half in restricted stock with a performance accelerated vesting feature. The value of an Enron stock option is based upon the value of Enron stock at the time of the grant and other factors, including stock price volatility, dividend rate, option term, vesting schedule, termination provisions, and long-term interest rates. A third party compensation consultant derives the value, which is approved by the Committee. Stock options are typically granted in January with a five year term, vesting 15% on date of grant and 15% vesting each subsequent July 31 and January 31 thereafter, with the last traunche vesting 10% on January 31 three years after date of grant. Restricted stock cliff vests four years from date of grant, however, vesting can be accelerated based upon Enron's annual cumulative shareholder return relative to the S&P 500.

     Long-term incentive targets are set based on executive compensation survey results and as approved by the Committee. Grants are determined based upon the current PRC assessment. Grants are reviewed and approved by the Office of the Chairman and also by the Committee for Section 16 officers. In the past, the Committee utilized other long-term compensation vehicles that they deemed appropriate. For 2000, long-term grants to executives consisted of stock options and restricted stock.

     A comparative analysis of Enron's executive compensation levels was conducted in November, 2000, and the results indicated Enron's 2000 actual total direct compensation to be at the 75th percentile of the market which meets Enron's stated philosophy relative to pay and performance.

CHIEF EXECUTIVE OFFICER COMPENSATION

     As part of an annual review, the Committee applies the executive compensation philosophy to the total compensation package of the CEO and the other senior executives. In 2000, Mr. Lay's base salary was $1,300,000. As such, base salary in excess of $1,000,000 was deferred into Enron's 1994 Deferral Plan to preserve tax deductibility under Section 162(m). (See "Compliance with Internal Revenue Code Section 162(m)" below.)

     In recognition of Enron's extremely strong performance during 2000 relative to recurring after-tax net income and other financial measures, Mr. Lay received a cash annual incentive award of $7,000,000. The Committee determined the amount of the annual incentive award taking into consideration the competitive pay level for a CEO of a company with comparable revenue size, competitive bonus levels for CEO's in specific high performing companies, and the annual performance report presented by management, which reflected an increase in total recurring net income of 28% from the previous year, Enron's increase in recurring earnings per share of 25%, and a total shareholder return of over 88%, compared to 66.29% for Enron's proxy peer group, -9.03% for the S&P 500 and -39.1% for the NASDAQ.

     In January 2001, Mr. Lay received a long-term incentive award consisting of a grant of stock options, at market value on the date of grant, to acquire 347,830 shares, and a grant of 106,578 shares of restricted stock with performance accelerated vesting features. The stock options have a five-year term, vesting 15% on date of grant and 15% vesting each subsequent July 31 and January 31 thereafter, with the last traunche vesting 10% on January 31, 2004. The restricted stock will vest and be released on January 31, 2005. Accelerated vesting may occur if Enron's total shareholder return exceeds S&P 500 performance.

     In addition, the accelerated vesting provisions on Mr. Lay's December, 1996 and January 1997 grants were triggered since Enron's total shareholder return for 2000 of 89% exceeded the performance hurdle of 120% of the total shareholder return of the S&P 500, which had a negative return in 2000.

     Mr. Lay received a cash payment of $3,600,000 under the Performance Unit Plan for the 1997-2000 performance period. Payments are made under the Performance Unit Plan if Enron's total shareholder return ranks sixth or greater as compared to 11 industry peers, the S&P 500 and 90-day U.S. Treasury Bills for the four year performance period. During the measurement period from 1997-2000 Enron's return to its shareholders was 294.45% compared with an average of 128.05% for industry peers, and 21.63% for 90-day U.S. Treasury Bills. This performance earned Enron a ranking of first amongst its peer group, therefore, the units had a value of $2.00. Subsequent to 1998, Enron began granting restricted stock in lieu of grants of Performance Units. Therefore, Mr. Lay has one outstanding grant, which will be valued over the four year period of 1998 through 2001.

     In February 2001, with Enron's election of Mr. Lay to the position of Chairman of the Board, Mr. Lay's base annual salary was changed to $975,000 to reflect the transition to his new role.

COMPLIANCE WITH INTERNAL REVENUE CODE SECTION 162(M)

     Section 162(m) of the Internal Revenue Code, as amended (the "Code"), generally disallows a tax deduction to public companies for compensation over $1,000,000 paid to a company's CEO and four other most highly compensated executive officers, as reported in its proxy statement. Qualifying performance-based compensation is not subject to the deduction limit if certain requirements are met. Enron has structured most aspects of the performance-based portion of the compensation for its executive officers (which includes stock option grants, performance units, and performance based annual incentive awards) in a manner that complies with the statute. The Amended and Restated Enron Corp. 1991 Stock Plan, the Amended and Restated Performance Unit Plan, and the Enron Corp. Annual Incentive Plan were presented to and approved by shareholders at the 1999, 1995 and 1999 Annual Meetings of Shareholders, respectively.

Compensation and Management Development Committee:

Charles A. LeMaistre (Chairman)
Norman P. Blake
John H. Duncan
Robert K. Jaedicke
Frank Savage

COMPARATIVE STOCK PERFORMANCE

     As required by applicable rules of the Securities and Exchange Commission (the "SEC"), the graph below was prepared based upon the following assumptions:

          1. $100 was invested in Enron Common Stock, the S&P 500 and the peer group as referenced below on December 31, 1995.

          2. The peer group investments are weighted based on the market capitalization of each individual company within the peer group at the beginning of each year and the trading activity of the stock of each individual company during the year.

          3. Dividends are reinvested on the ex-dividend dates.

     The companies that comprised Enron's original peer group are as follows:
The AES Corporation; BG Group plc; The Coastal Corporation; Columbia Energy Group; Consolidated Natural Gas Company; Duke Energy Corporation; Dynegy Inc.; El Paso Energy Corporation; Occidental Petroleum Corporation; PG&E Corporation; and The Williams Companies, Inc.

     As a result of mergers and divestitures in 2000, the following peer group changes have been made: Consolidated Natural Gas Company, due to its merger with Dominion Resources Inc., has been replaced by Dominion Resources, Inc.; Columbia Energy Group ceased trading and therefore was replaced by Level 3
Communications, Inc.

     Accordingly, the companies that comprise Enron's current peer group during 2000 are as follows: The AES Corporation; BG Group plc; The Coastal Corporation; Dominion Resources, Inc.; Duke Energy Corporation; Dynegy Inc.; El Paso Energy Corporation; Level 3 Communications; Occidental Petroleum Corporation; PG&E Corporation; and The Williams Companies, Inc.

     Although this method of calculating shareholder return differs from the method that Enron uses for purposes of its Performance Unit Plan, it does display a similar trend.

                COMPARISON OF FIVE-YEAR CUMULATIVE TOTAL RETURN
                      Enron Corp., S&P 500 and Peer Group
                     (Performance Results Through 12/31/00)

                               [PEFORMANCE GRAPH]

--------------------------------------------------------------------------------
                        1995      1996      1997      1998      1999      2000
--------------------------------------------------------------------------------
 Enron Corp.           $100.00   $115.53   $113.96   $159.58   $251.60   $474.61
 S&P 500               $100.00   $123.25   $164.21   $210.85   $253.61   $227.89
 Peer
  Group - Original     $100.00   $113.44   $167.65   $186.26   $190.03   $243.95
 Peer
  Group - Current      $100.00   $111.18   $168.96   $190.15   $190.75   $254.88

     In July 1999, Enron announced a 2-for-1 stock split which became effective on August 13, 1999. All references to stock options and restricted stock in the compensation tables, supporting footnotes, contracts and other transactions sections reflect the 2-for-1 stock split.

EXECUTIVE COMPENSATION

     The following table summarizes certain information regarding compensation paid or accrued during each of Enron's last three fiscal years to Enron's Chief Executive Officer and each of Enron's four other most highly compensated executive officers (the "Named Officers"):

                           SUMMARY COMPENSATION TABLE

                                              ANNUAL COMPENSATION                      LONG-TERM COMPENSATION
                                     --------------------------------------   ----------------------------------------
                                                                              RESTRICTED     SECURITIES
                                                               OTHER ANNUAL     STOCK        UNDERLYING        LTIP
      NAME & PRINCIPAL                 SALARY       BONUS      COMPENSATION     AWARDS        OPTIONS/       PAYOUTS
          POSITION            YEAR       $            $           ($)(1)        ($)(2)        SARS(#)          ($)
      ----------------        ----   ----------   ----------   ------------   ----------     ----------     ----------
Kenneth L. Lay..............  2000   $1,300,000   $7,000,000    $  381,551    $7,500,025(4)    782,830      $1,218,750(13)
  Chairman of the Board       1999   $1,300,000   $3,900,000    $  206,716    $       --     1,300,000      $       --
                              1998   $1,266,667   $3,150,000    $  160,292    $3,883,503(5)    749,630(9)   $       --
Jeffrey K. Skilling.........  2000   $  850,000   $5,600,000    $   47,403    $3,500,037(4)    867,880(10)  $       --
  President and Chief         1999   $  850,000   $3,000,000    $   51,701    $       --     1,000,000      $       --
  Executive Officer           1998   $  816,667   $2,250,000    $   23,949    $1,764,544(5)    586,330(9)   $       --
Mark A. Frevert.............  2000   $  520,000   $2,000,000    $2,603,541    $1,500,043(4)  1,147,820(11)  $       --
  Chairman and Chief          1999   $  513,333   $1,300,000    $1,670,356    $       --       201,905      $       --
  Executive Officer, Enron    1998   $  458,337   $1,000,000    $  612,258    $2,390,004(6)    697,550(6)   $       --
  Wholesale Services
Kenneth D. Rice.............  2000   $  420,000   $1,750,000    $   81,333    $       --     1,796,733(12)  $3,953,820(14)
  Chairman and Chief          1999   $  413,333   $1,100,000    $   63,681    $       --       201,905      $       --
  Executive Officer, Enron    1998   $  362,500   $1,100,000    $    9,000    $2,503,766(7)    497,550      $       --
  Broadband Services, Inc.
Stanley C. Horton...........  2000   $  520,000   $1,200,000    $   15,600    $1,000,044(4)    108,035      $  300,000(13)
  Chairman and Chief          1999   $  513,333   $1,000,000    $   15,000                          --      $       --
  Executive Officer, Enron    1998   $  491,667   $  700,000    $   14,300    $1,002,548(8)     91,260(8)   $       --
  Transportation Services
  Company

                               ALL OTHER
                              COMPENSATION
                              ------------

      NAME & PRINCIPAL
          POSITION               ($)(3)
      ----------------        ------------
Kenneth L. Lay..............    $857,316
  Chairman of the Board         $560,046
                                $554,904
Jeffrey K. Skilling.........    $120,825
  President and Chief           $116,342
  Executive Officer             $114,055
Mark A. Frevert.............    $447,584
  Chairman and Chief            $198,203
  Executive Officer, Enron      $390,917
  Wholesale Services
Kenneth D. Rice.............    $ 16,482
  Chairman and Chief            $  8,937
  Executive Officer, Enron      $  4,342
  Broadband Services, Inc.
Stanley C. Horton...........    $ 11,934
  Chairman and Chief            $  7,078
  Executive Officer, Enron      $ 13,362
  Transportation Services
  Company

---------------

 (1) Includes perquisites and other personal benefits. Personal plane usage of $107,548, $159,334 and $334,179 has been reported for Mr. Lay in 1998, 1999 and 2000, respectively. Mr. Frevert has received payments to cover additional tax liabilities related to his previous expatriate assignment of $600,258, $1,655,088 and $2,557,055 in 1998, 1999 and 2000, respectively.
     Personal plane usage of $24,962 and $21,166 has been reported for Mr. Skilling in 1999 and 2000, respectively. A FlexPerq allowance of $22,500, $25,500 and $25,500 has been reported for Mr. Skilling for 1998, 1999 and 2000, respectively. Personal plane usage of $51,681, and $63,081 has been reported for Mr. Rice in 1999 and 2000, respectively. A FlexPerq allowance of $14,300, $15,000, and $15,600 has been reported for Mr. Horton in 1998, 1999 and 2000, respectively. Also, Enron maintains three deferral plans for key employees under which payment of base salary, annual bonus and long-term incentive awards may be deferred to a later specified date. Under the 1985 Deferral Plan, interest is credited on amounts deferred based on 150% of Moody's seasoned corporate bond yield index with a minimum rate of 12%, which for 1998, 1999 and 2000 was the minimum rate of 12%. No interest has been reported as Other Annual Compensation under the 1985 Deferral Plan for participating Named Officers because the crediting rates during 1998, 1999 and 2000 did not exceed 120% of the long-term Applicable Federal Rate ("AFR") of 14.38% in effect at the time the 1985 Deferral Plan was
                                              (Notes continue on following page)
implemented. Beginning January of 1996, the 1994 Deferral Plan credits interest based on fund elections chosen by participants. Since earnings on deferred compensation invested in third-party investment vehicles, comparable to mutual funds, need not be reported, no interest has been reported as Other Annual Compensation under the 1994 Deferral Plan during 1998, 1999 and 2000. Other Annual Compensation also includes cash perquisite allowances and cash paid for benefits lost due to statutory and/or plan earnings limits.

 (2) The following is the aggregate total number of shares in unreleased restricted stock holdings and their value as of December 31, 2000 for each of the Named Officers: Mr. Lay, 249,264 shares valued at $20,720,070; Mr. Skilling, 115,208 shares valued at $9,576,665; Mr. Frevert, 55,969 shares valued at $4,652,423; Mr. Horton, 35,157 shares valued at $2,922,426; and Mr. Rice, 26,704 shares valued at $2,219,770. In accordance with the provisions of the 1991 Stock Plan, in the event of a "change of control," outstanding grants of restricted stock shall become fully vested. Dividend equivalents for all restricted stock awards accrue from date of grant and are paid upon vesting.

 (3) The amounts shown include the value as of year-end 1998, 1999 and 2000 of Enron Common Stock allocated during those years to employees' special subaccounts under the Enron Corp. Employee Stock Ownership Plan and 1999 and 2000 matching contributions on employees' Enron Corp. Savings Plan account. Included in 1998, 1999 and 2000 for Mr. Lay is $4,388, $5,109 and $6,934, respectively, that is attributable to term life insurance coverage pursuant to split-dollar life insurance arrangements. Also included in 1998, 1999 and 2000 for Mr. Lay is $280,265, $280,265 and $280,265,
     respectively, which represents the remainder of the annual premium that was provided in exchange for forfeiture by Mr. Lay of post-retirement executive supplemental survivor benefits and executive supplemental retirement benefits. Additionally, included in 1998, 1999 and 2000 for Mr. Lay is $16,170, $17,340 and $18,616, respectively, of imputed income that is attributable to a split-dollar life insurance premium of $250,000 (also included) which is paid annually by Enron on a life insurance policy already owned by Mr. Lay, with recovery of the cost of such premiums upon Mr. Lay's death. Also included in 2000 is $288,940 which reflects a one-time payment for the tradeout of Mr. Lay's coverage of his Houston Natural Gas Executive Supplemental Benefit Agreement. Included in 1998, 1999 and 2000 for Mr. Skilling is $110,192, $109,868 and $109,388,
     respectively, attributable to term-life insurance coverage pursuant to a split-dollar life insurance arrangement with recovery of the cost of such premiums upon Mr. Skilling's death. Included in 1998, 1999 and 2000 for Mr. Frevert is $385,327, $182,837 and $433,537, respectively, for allowances and other payments relating to his previous international assignment.

 (4) Restricted stock awards made under the Enron Corp. Long Term Incentive Program vest four years following the grant date. However, vesting can be accelerated based upon Enron's annual cumulative shareholder return relative to the S&P 500. In 2000, Enron's performance exceeded the 90th percentile of the S&P 500 companies which provided for 100% vesting in 2001.

 (5) Represents performance-based restricted stock, which was granted in 1998 in lieu of performance units.

 (6) Mr. Frevert's employment agreement, executed in June, 1998, provided for a grant of 400,000 stock options and 97,056 restricted shares on August 10, 1998. Stock options vest 20% on the grant date and 20% on each December 31 thereafter and restricted shares vest 25% on the grant date and 25% on each January 31 thereafter. Mr. Frevert was also granted 297,550 stock options on December 31, 1998, and 201,905 options on December 31, 1999, which vested 20% on the grant date and 20% on each anniversary of the grant date.

 (7) Mr. Rice received a grant of 80,102 restricted shares on August 10, 1998. With the achievement of specified earnings objectives in 1998 and 1999, 33 1/3% of the shares became vested, and were released in 1999 and 2000, respectively. The remaining 33 1/3% vested on January 31, 2001 as the grant was converted to time-based vesting during 2000. Mr. Rice also received a separate grant of 26,480 phantom shares on January 19, 1998 in lieu of 50% of his 1997 cash bonus.
                                              (Notes continue on following page)

 (8) Mr. Horton received an award of 20,064 restricted shares on January 19, 1998, which vest 33 1/3% on each January 31, 1999, 2000 and 2001; however, vesting was accelerated such that all shares vested 100% on January 31, 1999 as Enron's actual 1998 recurring diluted earnings per share exceeded it's 1997 earnings performance.

 (9) Represents stock options awarded on January 5, 1998 (Mr. Skilling 205,130), and January 19, 1998 (Mr. Lay, 158,980, Mr. Skilling 112,830), which vested 20% on grant date and vest 20% on each anniversary of the grant date. On December 31, 1998, Mr. Lay, Mr. Skilling, and Mr. Horton received stock options (590,650, 268,370 and 91,260, respectively), under the Enron Corp. Long-Term Incentive Program which vest 25% on the grant date and 25% on each anniversary of the grant date.

(10) On February 8, 2000, Mr. Skilling received a grant of 500,000 stock options which vested 25% at grant and 25% on each anniversary of the grant date.

(11) Mr. Frevert's employment agreement provided for a grant of 463,500 stock options, which vest 50% on each anniversary of the grant. Mr. Frevert received an additional grant of 525,000 options which vested 50% on the grant date and 50% one year after date of grant.

(12) In association with the amendment and extension of Mr. Rice's employment agreement, he received the following grants which represent multiple years of long-term value with the following vesting schedules: 600,000 stock options, which vest 50% on each anniversary of the grant; 692,308 options which vest 50% on the grant date and 50% on the first anniversary after the date of grant; and 500,000 stock options which vest 25% on each anniversary of the grant date.

(13) Reflects a cash payment under the Enron Corp. Performance Unit Plan for the 1996-1999 performance period. Payments are made under the Performance Unit Plan based on Enron's total shareholder return relative to its peers. Enron's performance over the 1996-1999 performance period rendered a value of $1.50 based on a ranking of second as compared to 11 industry peers.

(14) Represents a cash payout under the ECT Long-Term Compensation Plan relative to a 1997 grant of 101,380 Phantom Stock Units which became fully vested as of December 31, 1999. Sixty percent of the award was redeemed in 2000, based on Enron's closing stock price on January 24, 2000. The remaining 40% will be redeemed over a two year period, based on Enron's stock price performance.

STOCK OPTION GRANTS DURING 2000

     The following table sets forth information with respect to grants of stock options pursuant to the Enron Corp. 1991 Stock Plan to the Named Officers reflected in the Summary Compensation Table. No stock appreciation rights ("SARs") were granted during 2000.

                                         INDIVIDUAL GRANTS
                               -------------------------------------
                               NUMBER OF
                               SECURITIES
                               UNDERLYING     % OF TOTAL                                    POTENTIAL REALIZABLE VALUE AT
                                OPTIONS/     OPTIONS/SARS   EXERCISE                     ASSUMED ANNUAL RATES OF STOCK PRICE
                                  SARS        GRANTED TO    OR BASE                        APPRECIATION FOR OPTION TERM(1)
                                GRANTED      EMPLOYEES IN    PRICE      EXPIRATION   -------------------------------------------
NAME                             (#)(2)      FISCAL YEAR     ($/SH)        DATE      0%(3)          5%                  10%
----                           ----------    ------------   --------    ----------   -----   ---------------     ---------------
Kenneth L. Lay...............    769,235(4)      1.98%      $47.3125     01/10/07    $  0    $    14,816,188     $    34,528,019
                                      50(5)      0.00%      $62.5000     02/07/07    $  0    $         1,272     $         2,965
                                  13,545(6)      0.03%      $83.1250     12/29/07    $  0    $       458,366     $     1,068,187
Jeffrey K. Skilling..........    358,975(4)      0.93%      $47.3125     01/10/07    $  0    $     6,914,195     $    16,113,016
                                      50(5)      0.00%      $62.5000     02/07/07    $  0    $         1,272     $         2,965
                                   8,855(6)      0.02%      $83.1250     12/29/07    $  0    $       299,655     $       698,324
                                 500,000(7)      1.29%      $66.1250     02/08/07    $  0    $    13,459,758     $    31,366,959
Mark A. Frevert..............    153,850(4)      0.40%      $47.3125     01/10/07    $  0    $     2,963,295     $     6,905,738
                                      50(5)      0.00%      $62.5000     02/07/07    $  0    $         1,272     $         2,965
                                   5,420(6)      0.01%      $83.1250     12/29/07    $  0    $       183,414     $       427,433
                                  75,000(8)      0.19%      $65.0000     01/24/07    $  0    $     1,984,615     $     4,624,996
                                 525,000(9)      1.35%      $71.1250     06/01/02    $  0    $     3,827,414     $     7,841,531
                                 463,500(10)     1.20%      $71.1250     06/01/03    $  0    $     5,196,335     $    10,911,891
Kenneth D. Rice..............         50(5)      0.00%      $62.5000     02/07/07    $  0    $         1,272     $         2,965
                                   4,375(6)      0.01%      $83.1250     12/29/07    $  0    $       148,051     $       345,022
                                 692,308(11)     1.79%      $67.8125     02/14/02    $  0    $     4,812,081     $     9,858,899
                                 600,000(12)     1.55%      $67.8125     02/14/03    $  0    $     6,413,367     $    13,467,563
                                 500,000(12)     1.29%      $67.8125     02/14/05    $  0    $     9,367,672     $    20,700,105
Stanley C. Horton............    102,565(4)      0.26%      $47.3125     01/10/07    $  0    $     1,975,498     $     4,603,751
                                      50(5)      0.00%      $62.5000     02/07/07    $  0    $         1,272     $         2,965
                                   5,420(6)      0.01%      $83.1250     12/29/07    $  0    $       183,414     $       427,433
All Employee and Director
 Optionees...................  38,774,038(13)      100%     $62.9200(14)      N/A    $  0    $ 1,534,290,619(15) $ 3,888,193,668(15)
All Shareholders.............        N/A          N/A            N/A          N/A    $  0    $29,741,959,299(15) $75,371,964,338(15)
Optionee Gain as % of Gain...        N/A          N/A            N/A          N/A     N/A               5.16%               5.16%

---------------

 (1) The dollar amounts under these columns represent the potential realizable value of each grant of options assuming that the market price on Enron Common Stock appreciates in value from the date of grant at the 5% and 10% annual rates prescribed by the SEC and, therefore, are not intended to forecast possible future appreciation, if any, of the price of Enron Common Stock.

 (2) If a "change of control" (as defined in the 1991 Stock Plan) were to occur before the options become exercisable and are exercised, the vesting described below will be accelerated and all such outstanding options shall be surrendered and the optionee shall receive a cash payment by Enron in an amount equal to the value of the surrendered options (as defined in the 1991 Stock Plan).

 (3) An appreciation in stock price, which will benefit all shareholders, is required for optionees to receive any gain. A stock price appreciation of 0% would render the option without value to the optionees.

                                              (Notes continue on following page)

 (4) Represents stock options awarded on January 10, 2000 under the Enron Corp. Long-Term Incentive Program. Awards vest 25% on the grant date and 25% on each anniversary thereafter.

 (5) A grant of 50 stock options was provided to each eligible employee in February, 2000, in recognition of Enron stock reaching a fair market value of $50 after the August, 1999 2-for-1 stock split.

 (6) All eligible employees received an option grant under the EnronOptions Program. The EnronOptions Program provides a grant of options equal to 5% of base annual salary for each year of participation in the program, not to exceed five years of participation. Employees who received grants in 2000 will vest 20% each year beginning June 30, 2001.

 (7) Options vest 25% on date of grant and 25% on each anniversary thereafter.

 (8) Mr. Frevert made a voluntary deferral election to receive a portion of his 1999 Annual Incentive Bonus in the form of stock options which were granted in January, 2000 and were 100% vested on date of grant.

 (9) Options vest 50% on the grant date and 50% on the anniversary of the grant date.

(10) Options vest 50% on each anniversary of the grant date.

(11) Options vest 50% on the grant date and 50% on the anniversary of the grant date. The options were granted with the provision that any options that would have vested within ninety (90) days of the date of an involuntary termination would vest upon date of termination.

(12) 600,000 options vest 50% on each anniversary of the grant date; 500,000 options vest 25% on each anniversary of the grant. These options were granted with the provision that any options that would have vested within ninety (90) days of the date of an involuntary termination would vest upon date of termination.

(13) Includes options awarded on December 31, 2000 under the EnronOptions
     Program.

(14) Weighted average exercise price of all Enron stock options granted to employees in 2000.

(15) Appreciation for All Employee and Director Optionees is calculated using the maximum allowable option term of ten years, even though in some cases the actual option term is less than ten years. Appreciation for all shareholders is calculated using an assumed ten-year option term, the weighted average exercise price for All Employee and Director Optionees ($62.92) and the number of shares of Common Stock acquired and outstanding on December 31, 2000.

AGGREGATED STOCK OPTION/SAR EXERCISES DURING 2000 AND STOCK OPTION/SAR VALUES AS OF DECEMBER 31, 2000

     The following table sets forth information with respect to the Named Officers concerning the exercise of SARs and options during the last fiscal year and unexercised options and SARs held as of the end of the fiscal year:

                                                         NUMBER OF SECURITIES           VALUE OF UNEXERCISED
                                                        UNDERLYING UNEXERCISED              IN-THE-MONEY
                                                            OPTIONS/SARS AT               OPTIONS/SARS AT
                           SHARES                          DECEMBER 31, 2000             DECEMBER 31, 2000
                         ACQUIRED ON      VALUE       ---------------------------   ----------------------------
NAME                     EXERCISE(#)     REALIZED     EXERCISABLE   UNEXERCISABLE   EXERCISABLE    UNEXERCISABLE
----                     -----------   ------------   -----------   -------------   ------------   -------------
Kenneth L. Lay.........   2,288,724    $123,399,478    5,145,963      1,451,763     $257,483,342   $104,094,272
Jeffrey K. Skilling....   1,193,370    $ 62,484,460      483,732      1,347,400     $ 20,596,905   $ 48,737,354
Mark A. Frevert........     490,000    $ 28,732,712    1,010,139      1,220,492     $ 41,030,788   $ 32,180,218
Kenneth D. Rice........     282,402    $ 16,226,027      869,395      1,824,213     $ 34,516,748   $ 41,480,119
Stanley C. Horton......     360,002    $ 20,601,248      233,146        158,527     $ 13,238,096   $  7,362,286

RETIREMENT AND SUPPLEMENTAL BENEFIT PLANS

     Enron maintains the Enron Corp. Cash Balance Plan (the "Cash Balance Plan") which is a noncontributory defined benefit pension plan to provide retirement income for employees of Enron and its subsidiaries. Through December 31, 1994, participants in the Cash Balance Plan with five years or more of service were entitled to retirement benefits in the form of an annuity based on a formula that uses a percentage of final average pay and years of service. In 1995, the Board of Directors adopted an amendment to and restatement of the Cash Balance Plan changing the plan's name from the Enron Corp. Retirement Plan to the Enron Corp. Cash Balance Plan. In connection with a change to the retirement benefit formula, all employees became fully vested in retirement benefits earned through December 31, 1994. The formula in place prior to January 1, 1995 was suspended and replaced with a benefit accrual in the form of a cash balance of 5% of annual base pay beginning January 1, 1996. Under the Cash Balance Plan, each employee's accrued benefit will be credited with interest based on ten-year treasury bond yields. Directors who are not employees are not eligible to participate in the Cash Balance Plan.

     Enron also maintains a noncontributory employee stock ownership plan ("ESOP") which covers all eligible employees. Allocations to individual employees' retirement accounts within the ESOP offset a portion of benefits earned under the Cash Balance Plan prior to December 31, 1994. December 31, 1993 was the final date on which ESOP allocations were made to employees' retirement accounts.

     In addition, Enron has a supplemental retirement plan that is designed to restore payments to certain employees that are lost under the Cash Balance Plan due to the benefit limitations under Internal Review Code Section 415 and limitations on considered pay under Internal Review Code Section 401(a)(17). This plan also restores benefits for deferral plan participants that are lost under the Cash Balance Plan due to the salary deferred under Enron's Deferral Plans.

     The following table sets forth the estimated annual benefits payable under normal retirement at age 65, assuming current remuneration levels without any salary projection and participation until normal retirement at age 65, with respect to the Named Officers under the provisions of the foregoing retirement plans:

                                                     ESTIMATED
                                          CURRENT     CREDITED      CURRENT        ESTIMATED
                                          CREDITED    YEARS OF    COMPENSATION   ANNUAL BENEFIT
                                          YEARS OF   SERVICE AT    COVERED BY     PAYABLE UPON
NAME                                      SERVICE      AGE 65        PLANS         RETIREMENT
----                                      --------   ----------   ------------   --------------
Kenneth L. Lay..........................    23.9        30.2       $1,300,000       $475,042
Jeffrey K. Skilling.....................    10.4        28.3       $  850,000       $284,607
Mark A. Frevert.........................    16.4        35.0       $  520,000       $216,853
Kenneth D. Rice.........................    20.0        42.6       $  420,000       $242,485
Stanley C. Horton.......................    27.0        41.1       $  520,000       $233,933

---------------

NOTE: The estimated annual benefits payable are based on the straight life annuity form without adjustment for any offset applicable to a participant's retirement subaccount in the ESOP.

     Mr. Skilling participates in the Executive Supplemental Survivor Benefit Plan (the "Survivor Benefit Plan"). Mr. Lay has waived his participation in lieu of life insurance premiums. In the event of death after retirement, the Survivor Benefit Plan provides an annual benefit to the participant's spouse equal to 50% of the participant's annual base salary at retirement, paid for ten years. The Survivor Benefit Plan also provides that in the event of death before retirement, the participant's spouse receive an annual benefit equal to 30% of the participant's annual base salary at death, paid for the life of the participant's spouse (but for no more than 20 years in some cases).

SEVERANCE PLANS

     Enron's Severance Pay Plan, as amended, provides for the payment of benefits to employees who are terminated for failing to meet performance objectives or standards or who are terminated due to reorganization or economic factors. The amount of benefits payable for performance related terminations is based on length of service and may not exceed six weeks of pay. For those terminated as the result of reorganization or economic circumstances, the benefit is based on length of service and amount of pay up to a maximum payment of 26 weeks of base pay. If the employee signs a Waiver and Release of Claims Agreement, the employee may receive an additional severance benefit equal to the severance benefit described above. Under no circumstances will the total severance benefit paid under Enron's Severance Pay Plan exceed 52 weeks of pay. Under Enron's Change of Control Severance Plan, in the event of an unapproved change of control of Enron, any employee who is involuntarily terminated within two years following the change of control will be eligible for severance benefits equal to two weeks of base pay multiplied by the number of full or partial years of service, plus one month of base pay for each $10,000 (or portion of $10,000) included in the employee's annual base pay, plus one month of base pay for each five percent of annual incentive award opportunity under any approved plan. The maximum an employee can receive is 2.99 times the employee's average W-2 earnings over the past five years.

                              EMPLOYMENT CONTRACTS

     Mr. Lay entered into an employment agreement with Enron in December, 1996, which, as amended, provides for a minimum salary of $1,300,000 and expires on December 31, 2003. To preserve tax deductibility, any base salary in excess of $1,000,000 should be deferred into Enron's 1994 Deferral Plan. His agreement also provides for a split-dollar life insurance arrangement, whereby Enron will pay five annual premiums of $250,000 on a life insurance policy already owned by Mr. Lay, with recovery of the cost of such premiums upon Mr. Lay's death. Benefits payable under Enron's Deferral Plans and the HNG Deferral Plan in the event of Mr. Lay's termination of employment will be paid as if Mr. Lay had retired from Enron, regardless of the reason for termination. During 2000, Mr. Lay's $4,000,000 interest-bearing line of credit was paid in full. Total accrued interest on the loan in 2000 was $110,174, calculated at the Applicable Federal Rate in effect at the time the loan was made as per his agreement. In the event of his termination for any reason (except termination for cause), Mr. Lay will receive a lump sum payment for each full calendar year of the remaining term of the agreement equal to base salary, performance bonus and long-term grant value received in calendar year 2000, offset against amounts payable under the severance plan maintained by Enron, through the term of the agreement. If severance remuneration payable under the agreement is held to constitute an "excess parachute payment" and Mr. Lay becomes liable for any tax penalties imposed thereon, Enron will make a cash payment to him in an amount equal to the tax penalties plus an amount equal to any additional tax for which he will be liable as a result of receipt of the payment for such tax penalties and payment for such reimbursement for additional tax. The employment agreement contains noncompete provisions in the event of Mr. Lay's termination of employment.

     Mr. Skilling entered into an employment agreement with Enron in January, 1996, which, as amended and extended, provides for a minimum annual salary of $750,000 and expires on December 31, 2003. In October, 1997, the employment agreement was amended to provide for a $4,000,000 loan to Mr. Skilling, of which $2,000,000 was repaid during 1999. Total accrued interest on the loan in 2000 was $138,132, calculated at an average interest rate of 6.24%, and such interest has been paid by Mr. Skilling. The remaining loan will be forgiven if Mr. Skilling fulfills all the duties and responsibilities under his employment agreement through December 31, 2001 or is involuntarily terminated prior to December 31, 2001. As an additional benefit to Mr. Skilling, Enron pays a portion of the annual premiums associated with a split-dollar life insurance policy (for 2000, Enron paid $109,388). The employment agreement, as amended, provides that in the event of an involuntary termination prior to the expiration of the term, Enron will pay the remainder of the premiums. The policy is owned by Mr. Skilling, and upon his death Enron will recover the cost of premium payments. This benefit generates no imputed income for Mr. Skilling, as he contributes an amount equal to the annual cost of current life insurance as measured by the insurer's current minimum premium rate for standard risks. The amendment stipulates that in the event of involuntary termination prior to the expiration of the term, Mr. Skilling will receive a lump sum payment for each full calendar year of the remaining term of the agreement equal to base salary, performance bonus and long-term grant value received in calendar year 2000, offset against amounts payable under the severance plan maintained by Enron, as well as full vesting of all outstanding stock options and restricted stock awards (with the exception of stock options granted on November 16, 1999). Additionally, the amended agreement stipulates that if severance remuneration payable under the agreement is held to constitute an "excess parachute payment" and Mr. Skilling becomes liable for any tax penalties imposed thereon, Enron will make a cash payment to him in an amount equal to the tax penalties plus an amount equal to any additional tax for which he will be liable as a result of receipt of the payment for such tax penalties and payment for such reimbursement for additional tax. The employment agreement contains noncompete provisions in the event of Mr. Skilling's termination of employment.

     Mr. Frevert entered into an employment agreement with Enron in March, 2000, which provides for a minimum annual salary of $520,000 and expires on May 31, 2003. Mr. Frevert received stock options awards pursuant to his agreement (see footnotes following the Summary Compensation and Stock Option Grants During 2000 table). In the event of involuntary termination prior to the expiration of the term, Mr. Frevert will receive cash amounts not to exceed one year's annual base salary and performance bonus, determined by averaging Mr. Frevert's base salary and performance bonus for the last two years of employment. The employment agreement contains noncompete provisions in the event of Mr. Frevert's termination of employment.

     Mr. Rice entered into an employment agreement with Enron in June 1998, which as amended, provides for an annual salary of $420,000. In February, 2000, the agreement was amended and extended to January 31, 2002 and was updated to reflect Mr. Rice's duties as Chief Commercial Officer of Enron Broadband Services, Inc. As a result of the amendment and extension of his employment agreement, Mr. Rice received stock option awards in 2000 (see footnotes following the Summary Compensation and Stock Option Grants During 2000 table). In the event of involuntary termination, Mr. Rice will receive a cash payment equal to his monthly base salary through the term of his agreement and will continue to vest during the ninety (90) day period following termination in all grants other than the grants made in February, 2000. In the event of voluntary termination, the agreement provides a lump sum payment of $800,000, as well as salary through the date of such termination. The employment agreement contains noncompete provisions in the event of Mr. Rice's termination of employment.

     Mr. Horton entered into an agreement with Enron in October 1996, which as amended, provides for a minimum annual salary of $520,000 and expires on July 31, 2002. Pursuant to the terms of the agreement, Mr. Horton will receive stock options and restricted stock in January, 2001 and January, 2002 with a grant value totaling $2,000,000 for each year (to be delivered 50% in options and 50% in restricted shares). In the event of involuntary termination prior to the expiration of the term, Mr. Horton will receive cash amounts not to exceed one year's base salary and performance bonus, determined by averaging Mr. Horton's base salary and performance bonus for the last two years of employment. In the event of involuntary termination after the term expires, Mr. Horton would receive a payment equal to three month's salary based upon the base monthly salary in effect immediately preceding termination. The employment agreement contains noncompete provisions in the event of Mr. Horton's termination of employment.

                              CERTAIN TRANSACTIONS

     Effective August 1, 1991, Enron, Enron Power Corp. (a wholly owned subsidiary of Enron) and John A. Urquhart entered into a Consulting Services Agreement which has been amended several times, the latest of such amendments was effective as of January 1, 2001, to provide for an extension of the agreement through December 31, 2001. Pursuant to the terms of the agreement, Mr. Urquhart serves as Senior Advisor to the Chairman and consults with Enron regarding the development and implementation of an integrated strategic international business plan and other matters concerning international business and operations. The amendment provides for a retainer fee of $16,538 per month for providing up to 45 days of consulting services annually and a daily rate of $4,410 for days in excess of 45 days annually. In August, 1995, the agreement was amended to provide for a grant of 100,000 Enron phantom stock options at a grant price equal to the December 29, 1995, Enron closing stock price, or $19.0625. The phantom shares vested 50% on June 29, 1996 and 50% on December 29, 1996, and were to expire on December 31, 1998. With the extension of Mr. Urquhart's Consulting Services Agreement through December 31, 2001, the expiration date of the 100,000 Enron phantom stock options granted on December 29, 1995 was extended to December 31, 2002. Mr. Urquhart is reimbursed for all reasonable out-of-pocket expenses incurred in performing services under the agreement. The services to be performed by Mr. Urquhart pursuant to the Consulting Services Agreement do not include, and are in addition to his duties as a director of Enron, and the above compensation is in addition to the remuneration payable to Mr. Urquhart as a member of the Board of Directors of Enron. During

2000, Enron paid Mr. Urquhart $493,914 for services rendered (including reimbursement of expenses) under the Consulting Services Agreement.

     Mr. Urquhart was a director of Enron Renewable Energy Corp. ("EREC") until his resignation on February 23, 2000. On January 2, 1997, Mr. Urquhart was awarded options to purchase 67,495 shares of EREC common stock at a grant price of $15.00, granted in tandem with options to purchase 47,500 shares of Enron Common Stock at an exercise price of $21.31, both of which were awarded at fair market value on the date of grant. The options became 20% vested on the date of grant and were to vest 20% on each anniversary of the date of grant through January 2, 2001. As a result of EREC's recent merger with another subsidiary of Enron, an election event has occurred under the EREC Stock Plan. Accordingly, Mr. Urquhart made an election to receive a cash payment in the amount of $2,443,319 for EREC stock options. The cash-out of the EREC options canceled the value of his tandem Enron Corp. stock options.

     Effective September 30, 1996, a monthly retainer of $6,000 was approved for payment to Lord John Wakeham in consideration of his services to Enron and its affiliates relating to his advice and counsel on matters relating specifically to European business and operations. The services to be performed by Lord Wakeham pursuant to this monthly retainer arrangement do not include and are in addition to his duties as a director of Enron and the above compensation is in addition to the remuneration payable to Lord Wakeham as a member of the Board of Directors of Enron. For the year 2000, Enron paid Lord Wakeham $72,000 for services rendered to Enron Europe Limited.

     Enron Supply Corp., a subsidiary of Enron, and Lay/Wittenberg Travel Agency in the Park, Inc. ("TAP") are parties to an Agreement for Services under which TAP provides travel arrangements for Enron and its affiliates' employees. The agreement will expire on December 31, 2003. TAP is owned 50% by Sharon Lay, sister of Kenneth L. Lay, Chairman of the Board of Enron. During 2000, TAP received net revenue in the amount of $517,200 attributable to Enron employee travel.

     Herbert S. Winokur, Jr., a director of Enron, is affiliated with National Tank Company ("NATCO"), a privately owned company that is a provider of wellhead equipment, systems and services used in the production of oil and gas. During the calendar year ended December 31, 2000, NATCO recorded revenues of $370,294, from sales to subsidiaries of Enron of oilfield equipment, services and spare parts in the ordinary course of business on terms that Enron believes are no less favorable than the terms of similar arrangements with third parties. Mr. Winokur's affiliation with NATCO arises out of his indirect management of two funds that own NATCO's indirect parent. In addition, Mr. Winokur is a minority limited partner of such funds. Enron believes that its subsidiaries and NATCO will continue to enter into similar arrangements throughout 2001.

     During 2000, Enron entered into a number of transactions with LJM2 Co-Investment, L.P. ("LJM2"), a private investment company that primarily engages in acquiring or investing in energy and communications-related investments, primarily involving either assets Enron had decided to sell or risk management activities intended to limit Enron's exposure to price and value fluctuations with respect to various assets. Andrew S. Fastow, Executive Vice President and Chief Financial Officer of Enron, is the managing member of LJM2's general partner. The general partner of LJM2 is entitled to receive a percentage of the profits of LJM2 in excess of the general partner's portion of the total capital contributed to LJM2, depending upon the performance of the investments made by LJM2. In ten of these transactions LJM2 acquired various debt and equity securities from certain Enron subsidiaries and affiliates that were directly or indirectly engaged in the domestic and/or international energy or communications business, while in one transaction LJM2 acquired dark fiber from an Enron subsidiary. The aggregate consideration agreed to be paid to Enron pursuant to these eleven transactions was approximately $144.5 million. Also during 2000, LJM2 sold to Enron certain merchant investment interests for a total consideration of approximately $76 million.

     Also, during 2000, Enron engaged in other transactions with LJM2 intended to manage price and value risk with regard to certain merchant and similar assets by entering into derivatives, including swaps, puts, and collars. As part of such risk management transactions, LJM2 purchased equity interests in four structured finance vehicles for a total of approximately $127 million. Enron, in turn, contributed a combination of assets, Enron notes payable, restricted shares of outstanding Enron stock (and the restricted right to receive additional Enron shares) in exchange for interests in the vehicles. Enron and LJM2 subsequently entered into derivative transactions through these four vehicles with a combined notional amount of approximately $2.1 billion. These transactions occurred in the ordinary course of Enron's business and were negotiated on an arm's length basis with senior officers of Enron other than Mr. Fastow. Management believes that the terms of the transactions were reasonable and no less favorable than the terms of similar arrangements with unrelated third parties.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     Since 1996, Belco Oil & Gas Corp. ("BOGC") has entered into natural gas and crude oil commodity swap agreements and option agreements with Enron Capital & Trade Resources Corp., and its predecessor companies now known as , Enron North America Corp. ("ENA"). These agreements were entered into in the ordinary course of business of ENA and are on terms that ENA believes are no less favorable than the terms of similar arrangements with third parties. Pursuant to the terms of these agreements, in 2000, ENA received from BOGC a net amount of approximately $32,000,000 in settlement and paid to BOGC a net amount of approximately $1,000,000 in option premiums. The amount of future payments (as well as whether payments are made by ENA to BOGC or vice versa) is affected by fluctuations in energy commodity prices. Enron believes that BOGC and ENA will continue to enter into similar arrangements throughout 2001.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Exchange Act requires Enron's officers, directors and persons who own more than 10% of the Common Stock or the Preferred Convertible Stock to file with the SEC reports of ownership and changes in ownership concerning the Common Stock or the Preferred Convertible Stock and to furnish Enron with copies of all Section 16(a) forms they file. Based upon Enron's review of the Section 16(a) filings that have been received by Enron, Enron believes that all filings required to be made under Section 16(a) during 2000 were timely made, except that each of John C. Baxter, Richard B. Buy, Andrew S. Fastow, Mark A. Frevert and Kenneth D. Rice did not timely report three transactions all reflecting the deemed acquisition and disposition of common stock upon the exercise of derivative phantom stock units on January 24, 2000, for either cash or phantom units in the deferral plan; J. Mark Metts did not timely report one transaction; and Lawrence Ruben did not timely file one report containing one transaction.

                                    ITEM 2.

         AMENDMENT OF AMENDED AND RESTATED ARTICLES OF INCORPORATION TO
              INCREASE AUTHORIZED NUMBER OF SHARES OF COMMON STOCK (CONTINGENT UPON FUTURE DECLARATION OF STOCK SPLIT)

     The Board of Directors of Enron from time to time considers the possibility of declaring a stock split of the Enron Common Stock. However, as described below, Enron does not have a sufficient number of authorized shares of Common Stock to permit the Board of Directors to implement a 2-for-1 stock split. Therefore, at the Annual Meeting of Shareholders, there will be submitted for shareholder approval the resolutions described below that would, contingent upon a stock split of at least 2-for-1 being declared on or before May 1, 2003, amend the Amended and Restated Articles of Incorporation of Enron Corp. to increase the authorized number of shares of Common Stock that Enron has authority to issue from 1,200,000,000 shares to 2,400,000,000 shares (the "Charter Amendment").

     Shareholder approval of the following resolutions is necessary in order to effect the Charter Amendment:

          RESOLVED, that the Amended and Restated Articles of Incorporation of Enron Corp. are hereby amended by amending the first paragraph of Article IV thereof to read in its entirety as follows:

             The total number of shares of all classes of stock which this Corporation shall have authority to issue is 2,416,500,000 shares of capital stock, of which 16,500,000 shares are Preferred Stock (the "Preferred Stock"), and 2,400,000,000 shares are Common Stock (the "Common Stock").

          RESOLVED FURTHER, that the officers of Enron are hereby authorized, notwithstanding the authorization of the foregoing amendments by the shareholders of Enron, to execute and file the Articles of Amendment relating to such proposed amendment only if after May 1, 2001 and on or before May 1, 2003, Enron shall declare a 2-for-1 stock split effected as a dividend of one share of Common Stock for each outstanding share of Common Stock or a greater stock split effected as a dividend of shares of Common Stock on outstanding shares of Common Stock.

     If the Charter Amendment is adopted by the required vote of shareholders, it will become effective when the appropriate Articles of Amendment to the Amended and Restated Articles of Incorporation of Enron are filed. However, no Articles of Amendment will be filed unless on or prior to May 1, 2003, the Board of Directors declares at least a 2-for-1 stock split effected as a dividend.

     If such a stock split is effected, each holder of record of Common Stock on the record date established by the Board of Directors will be entitled to receive a certificate representing the additional shares of Common Stock issuable pursuant to the stock split and the Common Stock certificates outstanding prior to the stock split will remain outstanding without any need for shareholders to return certificates to Enron or to the transfer agent.

     Enron has been advised by tax counsel that a stock split effected as a dividend on the Common Stock would result in no gain or loss or realization of taxable income to holders of Common Stock under existing federal income tax laws. Each shareholder's basis would be allocated on a pro rata basis among the shares held on the record date for the stock split and the new shares issued in the stock split and the holding period for the new shares would be deemed to be the same as the holding period for the shares held on the record date. Enron shareholders subject to taxation in jurisdictions other than the United States should consult their tax advisers regarding the tax treatment of stock splits in such jurisdictions.

     In accordance with the terms of Enron's convertible securities and various stock option and incentive plans, in the event of a stock split, appropriate adjustments will be made in the number of shares of Common Stock issuable and any applicable conversion or exercise price.

REASONS FOR THE INCREASE IN NUMBER OF AUTHORIZED SHARES

     The Board of Directors believes that an increase in the number of authorized shares of Common Stock is beneficial in the event a 2-for-1 or greater stock split is declared. Enron is currently authorized to issue
1,200,000,000 shares of Common Stock, of which           were issued and
outstanding and           were reserved for issuance at the close of business on
          . As a result, Enron currently does not have enough authorized shares of Common Stock to effect a 2-for-1 stock split.

     Although the Charter Amendment will increase the total number of authorized shares of Common Stock by an amount greater than that necessary to effect a 2-for-1 stock split, the existing relative proportion of issued and reserved shares to unissued shares will not change materially in the case of a 2-for-1 stock split. The Charter Amendment will therefore ensure that Enron will continue to have additional shares available for future issuance from time to time for proper corporate purposes, including possible future acquisitions, stock option or other employee incentive plans or future stock splits effected as dividends.

     The additional shares could potentially be issued at times and under circumstances that could have a dilutive effect on earnings per share and on the equity ownership and voting power of the present holders of Common Stock. Although the flexibility of the Board of Directors to issue additional Common Stock could enhance the Board of Directors' ability to negotiate on behalf of the shareholders in a takeover situation and also could be used by the incumbent Board of Directors to make a change of control more difficult, the Board of Directors has no present intention of issuing any shares of Common Stock for any anti-takeover purpose.

REQUIRED VOTE AND RECOMMENDATION

     The Charter Amendment will be approved at the Annual Meeting if the number of votes cast in favor of the Charter Amendment exceeds the number of votes cast opposing it. Under Oregon law, abstentions and broker non-votes will not be counted for or against this proposal.

     The shares represented by the proxies solicited by the Board of Directors will be voted as directed on the form of proxy or, if no direction is indicated, will be voted "FOR" the approval of this proposal.

     THE BOARD OF DIRECTORS RECOMMENDS VOTING "FOR" THIS PROPOSAL.

                                    ITEM 3.

                APPROVAL OF AMENDED AND RESTATED 1991 STOCK PLAN

     The shareholders approved the Enron Corp. 1991 Stock Plan (the "1991 Stock Plan") at the 1991 Annual Meeting, approved an amendment to the 1991 Stock Plan, effective May 3, 1994, at the 1994 Annual Meeting, approved an amended and restated 1991 Stock Plan, effective May 6, 1997, at the 1997 Annual Meeting, and approved an amended and restated 1991 Stock Plan, effective May 4, 1999, at the 1999 Annual Meeting. The 1991 Stock Plan is intended to provide individual participants with an opportunity to acquire a proprietary interest in Enron and give them an additional incentive to use their best efforts for Enron's long-term success. The 1991 Stock Plan permits the granting of (i) stock options, including incentive stock options meeting the requirement of the Code, (ii) phantom stock units and (iii) restricted stock, any of which may be granted separately or together. Grants may be made to any employee (i) who is a resident of the United Kingdom, or (ii) who is a member of the Executive Committee of the Company, and any individual who is a Director of the Company duly elected by stockholders of the Company who is not an Employee at the time a grant is made. Of such eligible individuals, grants of Incentive Stock Options may be made only to Employees who are employees of the Company within the meaning of section 424(e) or (f) of the Internal Revenue Code. The 1991 Stock Plan is administered by the Compensation and Management Development Committee of the Board of Directors (the "Committee"), each of the members of which meet the definition of nonemployee director in Rule 16b-3 under the Exchange Act. The Committee has the authority to establish administrative rules, to designate individuals to receive awards and the size of such awards, and to set the terms and conditions of awards. Except for awards made to persons subject to Section 16 of the Securities Exchange Act of 1934, as amended, the Committee may delegate to individuals in specified executive officer positions of the Company the authority to make and issue awards for a specified number of shares subject to the terms and provisions of the plan.

     Stock options permit the recipient to purchase shares of Common Stock, commonly referred to as exercising their option, at a fixed price, determined on the date of grant, regardless of the fair market value on the date of exercise. Upon the vesting of the phantom stock units, the holder is entitled to payment in shares of Common Stock at the rate of one share of Common Stock for each such unit, plus dividends accrue credits for such number of shares of Common Stock from the date of grant to the vesting date. Restricted stock is an award of shares of Common Stock which are potentially forfeitable. Restricted stock may provide the recipient all of the rights of an Enron shareholder including the right to vote the shares and accrue any dividends from the date of grant to the vesting date (the date shares cease to be forfeitable). However, the stock may not be transferred by the recipient until certain restrictions, such as time, lapse.

     The 1991 Stock Plan contains several provisions so that certain awards under the plan qualify as performance-based compensation under Section 162(m). No individual can be granted more than 2,000,000 stock options in a calendar year, subject to adjustment for certain events affecting Enron Common Stock as provided for in the 1991 Stock Plan. The purchase price of a stock option cannot be less than the fair market value of a share on the date of grant. As of March 1, 2001, the closing price for Common Stock was $68.68 per share. A maximum of 200,000 shares of performance-based restricted stock can be granted to any individual in a calendar year, subject to adjustment for certain events affecting Enron Common Stock as provided for in the 1991 Stock Plan.

     The committee is authorized to grant Awards of Restricted Stock which qualify as performance-based compensation under Code Section 162(m), such that
a) the issuance is contingent upon attainment of pre-established performance criteria; b) restrictions lapse contingent upon attainment of pre-established performance criteria; or c) the issuance is in lieu of cash payments under the Enron Corp. Annual Incentive Plan or the Enron Corp. Performance Unit Plan, based upon attainment of the performance criteria established under the terms of those stockholder approved plans. The performance criteria to be used with such Awards shall be recurring after-tax net income and/or cash flow, at the Company and/or subsidiary level, and earnings per share and/or total shareholder return, at the company level, as determined at the sole discretion of the Committee. Performance criteria will be established by the Committee prior to the beginning of each performance period, defined as January 1 of each year, or such later date as permitted under the Code, or applicable regulations. "Recurring after-tax net income" means after-tax net income subject to adjustment by the Committee in its sole discretion for what the Committee considers an unordinary or nonrecurring items of after-tax net income.

     The Board of Directors cannot increase the number of shares authorized for granting awards under the 1991 Stock Plan, increase the maximum number of options that may be granted under Section 5.1 of the Plan or Shares of performance-based restricted stock that may be granted under Section 5.2(vi) to any individual in a calendar year, change the minimum option price, extend the maximum period during which awards may be granted, change the class of participants eligible to receive awards or modify the material terms of the 1991 Stock Plan, without obtaining shareholder approval.

CHANGES TO THE 1991 STOCK PLAN

     The Board of Directors desires to amend the 1991 Stock Plan to increase the number of shares authorized for granting awards under the Plan, and provide that the amended and restated 1991 Stock Plan shall have an effective date of May 1, 2001, which requires shareholder approval. Amendment of several additional provisions is also presented for approval by shareholders. The following summary description of the proposed amendment to the 1991 Stock Plan is qualified in its entirety by reference to the full text of the amendment which is attached to Enron's proxy statement as Exhibit B.

     Among the changes effected by the proposed amendment and restatement of the 1991 Stock Plan is an increase, effective May 1, 2001, in the number of shares of Common Stock available for granting awards under the 1991 Stock Plan. At the annual meeting of shareholders on May 4, 1999, 10,000,000 shares of Common Stock were authorized to be granted under the 1991 Stock Plan. A 2-for-1 stock split in August 1999 adjusted the number of authorized shares of Common Stock to 20,000,000 shares. As of February 1, 2001, less than 3,000,000 authorized shares remain available for grant. The proposed amendment and restatement will authorize 25,000,000 shares of Common Stock for granting awards under the 1991 Stock Plan effective May 1, 2001, with no more than 25% to be granted as restricted stock and phantom stock units. The authorization of such 25,000,000 shares of Common Stock is not additive to the number of shares available for grant under the Plan immediately prior to the approval of amended and restated 1991 Stock Plan.

     Other changes to the 1991 Stock Plan being submitted to the shareholders for approval include increasing the number of shares pursuant to options granted annually to each nonemployee director by 3,335 shares. The recommended amendment and restatement of the 1991 Stock Plan also incorporates amendments which have been approved by the Board of Directors since May, 1999 which did not require shareholder approval: (i) to permit nonemployee directors who are not residents of the United States of America, who are required by the Company to defer a portion of his or her Retainer Fee into the Enron Corp. 1994 Deferral Plan, and whose deferral is regarded as taxable income under the applicable laws to elect to waive that portion of the Retainer Fee that is required to be deferred and in lieu there of receive an award of Phantom Stock Units under the Plan that reflects the value of such portion of the Retainer Fee that is waived, (ii) to delegate, except for awards made to persons subject to Section 16 of the Securities Exchange Act of 1934, as amended, to individuals in specified officer positions of the Company the authority to make and issue awards for a specified number of Shares subject to the terms and provisions of the Plan, (iii) to revise Section 6.3 A to stipulate that completion by the nonemployee director of each full term of service for which he or she has been elected by stockholders of the Company is designated as May 1 of each year, (iv) to provide that Retirement under Section 11(u) shall mean (x) with respect to an employee of the Company or one of its Affiliates, (a) with the consent of the Enron Corp. Office of the Chairman, after age 55 with at least five (5) years of service, the Employee's termination of employment and (b) upon or after age 72 the employee's termination of employment, and (y) with respect to a Director of the Company (a) with the consent of the Board of Directors, after at least five (5) years of service, termination of service as a Director or Honorary Director, and (b) upon or after the date the Director attains age 72, (v) to include under Section 5.3iii(c) a private charitable foundation described in Section 501(c)(3) of the Code the assets of which are controlled by the Participant and/or one or more of his or her immediate family members if the award is an Option.

     Approval of the amendment and restatement of the 1991 Stock Plan by the shareholders of Enron is required in order for the Plan to continue to comply with Section 162(m) with respect to stock options and performance-based restricted stock.

AWARDS UNDER THE PROPOSED AMENDMENT

     Benefits payable or amounts that will be granted after the effective date of the proposed amendment and restatement of the 1991 Stock Plan are not determinable at this time. As currently administered, awards under the 1991 Stock Plan are made available to Enron's Section 16 officers, corporate officers and overseas employees, which is approximately five hundred individuals.

UNITED STATES FEDERAL INCOME TAX ASPECTS OF THE 1991 STOCK PLAN

     With respect to non-statutory stock options as a general rule, no federal income tax is imposed on the optionee upon the grant of a non-statutory stock option (an option other than an incentive stock option, which is described below). In addition, Enron is not entitled to a tax deduction by reason of such a grant. Generally, upon the exercise of a non-statutory stock option, the optionee will be treated as receiving compensation taxable as ordinary income in the year of exercise in an amount equal to the excess of the fair market value of the shares on the date of exercise over the option price paid for such shares. Upon the exercise of a non-statutory stock option, Enron may claim a deduction for compensation paid at the same time and in the same amount as compensation income is recognized to the award recipient assuming any federal income tax withholding requirements are satisfied. Upon a subsequent disposition of the shares received upon exercise of a non-statutory stock option, any appreciation after the date of exercise should qualify as a capital gain.

     Incentive Stock Options. The incentive stock options under the 1991 Stock Plan are intended to constitute "incentive stock options" within the meaning of
Section 422 of the Internal Revenue Code. Incentive stock options are subject to special federal income tax treatment. No federal income tax is imposed on the optionee upon the grant or exercise of incentive stock options if the optionee does not dispose of shares acquired pursuant to the exercise within the two-year period beginning on the date the option was granted or within the one-year period beginning on the date the option was exercised (collectively, the "holding period"). If these conditions are met and no tax is imposed on the optionee, then Enron would not be entitled to any deduction for federal income tax purposes in connection with the grant or exercise of the option or the disposition of the underlying shares. With respect to an incentive stock option, the difference between the fair market value of the stock on the date of exercise and the exercise price generally must be included in the optionee's alternative minimum taxable income.

     Upon disposition of the shares received upon exercise of an incentive stock option after the holding period, the difference between the amount realized and the exercise price should constitute a long-term capital gain or loss. If an optionee disposes of shares acquired pursuant to his or her exercise of an incentive stock option prior to the end of the holding period, the optionee will be treated as having received, at the time of disposition, compensation taxable as ordinary income. In such event, Enron may claim a deduction for compensation paid at the same time and in the same amount as compensation is treated as received by the optionee. The amount treated as compensation is the excess of the fair market value of the shares at the time of exercise (or in the case of a sale in which a loss would be recognized, the amount realized on the sale if less) over the exercise price, and any amount realized in excess of the fair market value of the shares at the time of exercise would be treated as short-term or long-term capital gain, depending on the holding period of the shares.

     Restricted Stock. An individual who has been granted stock under the 1991 Stock Plan will not realize taxable income at the time of grant, and Enron will not be entitled to a deduction at that time, assuming that the restrictions constitute a substantial risk of forfeiture for federal income tax purposes. Upon expiration of the forfeiture restrictions (i.e., as shares become vested), the holder will realize ordinary income in an amount equal to the excess of the fair market value of the shares at such time over the amount, if any, paid for such shares, and, subject to the application of Section 162(m), Enron will be entitled to a corresponding deduction. Dividend equivalents accrued and paid to the holder during the period that the forfeiture restrictions apply will also be treated as compensation income to the holder and deductible as such by Enron.

     However, the recipient of restricted stock may elect to be taxed at the time of grant of the restricted stock based upon the fair market value of the shares on the date of the award. If the recipient makes this election, (a) Enron will be entitled to a deduction at the same time and in the same amount (subject to the limitations contained in Section 162(m), (b) dividends paid to the recipient during the period the forfeiture restrictions apply will be taxable as dividends and will not be deductible by Enron, and (e) there will be no further federal income tax consequences when the forfeiture restrictions lapse.

     Phantom Stock Units. A recipient of phantom stock units under the 1991 Stock Plan will generally not realize taxable income at the time of grant, and Enron will not be entitled to a deduction at that time. At the time phantom stock units are settled in shares of Common Stock, the recipient will have taxable compensation income and, subject to Section 162(m) as discussed below, Enron will receive a corresponding deduction. The measure of this income and deduction will be the fair market value of the shares at the time the phantom stock units are settled, plus any accrued dividend equivalents; provided, however, that, with respect to a recipient subject to Section 16 of the Exchange Act, unless such recipient elects otherwise, such fair market value will be measured at the time any restrictions imposed with respect to such shares under
Section 16 of the Exchange Act subsequently lapse.

     Section 162(m) of the Internal Revenue Code. Section 162(m) precludes a public corporation from taking a deduction for compensation in excess of $1 million paid to its chief executive officer or any of its four other highest-paid officers. However, compensation that qualifies under Section 162(m) as "performance-based" is specifically exempt from the deduction limit. Based on
Section 162(m) and the regulations issued thereunder, Enron believes that the income generated in connection with the exercise of stock options granted under the 1991 Stock Plan should qualify as performance-based compensation and, accordingly, Enron's deductions for such compensation should not be limited by
Section 162(m). The 1991 Stock Plan has been designed to provide flexibility with respect to whether restricted stock awards will qualify as performance-based compensation under Section 162(m). Enron believes that certain awards of restricted stock under the 1991 Stock Plan will so qualify and Enron's deductions with respect to such awards should not be limited by Section 162(m). However, certain awards of restricted stock and all awards of phantom stock units will not qualify as performance-based compensation and, therefore, Enron's compensation expense deductions relating to such awards will be subject to the
Section 162(m) deduction limitation.

     The 1991 Stock Plan is not qualified under Section 401 (a) of the Internal Revenue Code.

REQUIRED VOTE AND RECOMMENDATION

     The amendment and restatement of the 1991 Stock Plan will be approved at the Annual Meeting if the number of votes cast in favor of the amendment exceeds the number of votes cast opposing it. Under Oregon law, abstentions and broker non-votes will not be counted for or against this proposal.

     The shares represented by the proxies solicited by the Board of Directors will be voted as directed on the form of proxy or, if no direction is indicated, will be voted "FOR" the approval of the amendment to the 1991 Stock Plan.

     THE BOARD OF DIRECTORS RECOMMENDS VOTING "FOR" THIS PROPOSAL.

                                    ITEM 4.

                    RATIFICATION OF APPOINTMENT OF AUDITORS

     Pursuant to the recommendation of the Audit and Compliance Committee, the Board of Directors appointed Arthur Andersen LLP, independent public accountants, to audit the consolidated financial statements of Enron for the year ending December 31, 2001.

     The appointment of Arthur Andersen LLP as auditors of Enron will be ratified at the Annual Meeting if the number of votes cast in favor of ratification exceeds the number of votes cast opposing it. Under Oregon law, abstentions and broker non-votes will not be counted for or against this proposal.

     The shares represented by the proxies solicited by the Board of Directors will be voted as directed on the form of proxy or, if no direction is indicated, will be voted "FOR" ratification of Arthur Andersen LLP as the auditors of Enron.

     In the event the appointment is not ratified, the Board of Directors will consider the appointment of other independent auditors. A representative of Arthur Andersen LLP is expected to be present at the Annual Meeting of Shareholders on May 1, 2001, and will be available to respond to appropriate questions.

     THE BOARD OF DIRECTORS RECOMMENDS VOTING "FOR" THIS PROPOSAL.

                                    ITEM 5.

SHAREHOLDER PROPOSALS FROM BRENT BLACKWELDER, DIANNE BURNHAM, HILDEGARDE HANNUM, AND ELEANOR MACCRACKEN (COLLECTIVELY, "FRIENDS OF THE EARTH"); GENERAL BOARD OF PENSION AND HEALTH BENEFITS OF THE UNITED METHODIST CHURCH; SOLIDAGO FOUNDATION;
                AGAPE FOUNDATION; AND DOMINI SOCIAL INVESTMENTS

                              2001 PROXY PROPOSAL

                               ENRON CORPORATION

Proposal:

     The shareholders request that the Board of Directors prepare a report, at reasonable cost and omitting proprietary information, analyzing the biodiversity and indigenous peoples impacts of Enron's operations worldwide, with an eye towards developing or refining policies addressing these issues.

Statement of Support:

     As an international energy company with operations in environmentally and politically sensitive areas, issues such as biodiversity and the rights of indigenous peoples are critical to Enron from a regulatory, business, and ethical perspective. We believe that without a clear understanding of important biodiversity and indigenous peoples impacts, our company may expose itself to unnecessary risks, endanger its reputation as an environmental leader, and pass up the opportunities, financing and recognition that responsible corporate citizenship provides.

     Enron recognizes the growing international concern over climate change, and is expanding its wind energy business, a move that positions our company well for the future. Enron's leadership in this sector has earned accolades from environmental groups, while creating business and shareholder benefits. For example, when Patagonia, Inc. decided to source 100% of its electricity from wind energy, Enron won the contract to provide the retailer with it California energy needs. (Patagonia press release, 7/6/98)

     We welcome Enron's commitment to climate change, but we do not believe that Enron has yet demonstrated an understanding of and a policy commitment towards other important issues, such as biodiversity and rights of indigenous peoples.

     For example, an Enron gas pipeline that was routed through tropical forest in Bolivia caused significant controversy, as evidenced by a letter that twenty-five members of Congress wrote to the US Overseas Private Investment Corporation (OPIC) opposing public financing for the pipeline. Eventually, Enron received OPIC financing for this project, but only after OPIC twice delayed their decision to study environmental issues. Meanwhile, media such as the Financial Times ("Pipeline under fire," 03/09/99) and Latin America Regional Reports ("Enron Struggles to Allay Environmental Objections," 06/22/99) covered this controversy.

     In another example, one of Enron's proposed wind projects in Washington state appears to be the subject of mounting controversy regarding the rights of indigenous peoples. We understand that this wind project may be sited on an area that indigenous peoples claim is ancestral sacred land, and that indigenous leaders have made several requests for Enron to re-site this project. We are concerned that numerous protests and press articles about this Wind project may lead to controversy and delays similar to that which the company experienced in Bolivia.

     We believe that by developing a clear understanding of our company's biodiversity and indigenous peoples impacts, Enron could create or refine policies on these issues that:

     - help ensure public financing for our company's projects in the future,

     - reduce political and environmental risks of proposed projects,

     - help preserve its reputation as an environmental leader, and

     - avail itself of new business opportunities.

    ENRON'S RESPONSE TO SHAREHOLDER PROPOSALS FROM BRENT BLACKWELDER, DIANNE
               BURNHAM, HILDEGARDE HANNUM, AND ELEANOR MACCRACKEN
  (COLLECTIVELY, "FRIENDS OF THE EARTH"); GENERAL BOARD OF PENSION AND HEALTH BENEFITS OF THE UNITED METHODIST CHURCH; SOLIDAGO FOUNDATION; AGAPE FOUNDATION;
                         AND DOMINI SOCIAL INVESTMENTS

     Enron's current social and environmental practices and goals demonstrate Enron's commitment to open communication and continuous improvement. Over the past year, senior management has taken several important steps to report on its social and environmental progress, policies and impacts. Additionally, Enron will expand the scope of its 2001 reporting to include its progress on biodiversity and indigenous peoples' rights issues.

     Since formally establishing its corporate responsibility function in February 2000, Enron has taken steps to expand social and environmental considerations into its activities. These efforts have included engaging non-governmental organizations on biodiversity and indigenous peoples' rights issues; creating benchmarks for "best practices," and participating in an initiative sponsored by Conservation International that is designed to integrate biodiversity conservation into energy development projects. Enron also has strengthened internal accountability mechanisms by expanding the responsibilities of The Nominating and Corporate Governance Committee of the Board of Directors to include oversight of these issues. In addition, Enron has formed a corporate responsibility task force, comprised of members of senior management, to advise on program implementation. This task force has incorporated a new human rights policy into the Enron Code of Ethics, which all Enron employees are required to certify their continued compliance.

     Enron will continue to demonstrate its commitment to social and environmental awareness through stakeholder engagement and annual social and environmental reporting. In June 2000, Enron published its first Environmental Health and Safety Report, which provides an overview of corporate responsibility policies, practices and goals and is available to the public via Enron's Internet site. This year, Enron will publish its second report, which will include information and data regarding the status of Enron's policies and impacts on a broad set of social and environmental issues, including Enron's progress relating to biodiversity and indigenous peoples' rights policies, practices and impacts.

     Given Enron's continued and increased commitment to social and environmental responsibility regarding biodiversity and indigenous peoples' rights issues described above, Enron believes that it is currently acting in accordance with the recommendations embodied in the shareholder proposal and recommends voting against this proposal.

     THE BOARD OF DIRECTORS RECOMMENDS VOTING "AGAINST" THIS PROPOSAL.

                 SHAREHOLDER PROPOSALS AND DIRECTOR NOMINATIONS

     Shareholders may propose matters to be presented at shareholders' meetings and may also nominate persons to be directors. Formal procedures have been established for those proposals and nominations.

PROPOSALS FOR 2002 ANNUAL MEETING

     Pursuant to various rules promulgated by the SEC, any proposals of holders of Voting Stock of Enron intended to be presented to the Annual Meeting of Shareholders of Enron to be held in 2002 must be received by Enron, addressed to Rebecca C. Carter, Senior Vice President, Board Communications and Secretary

("the Secretary"), 1400 Smith Street, Houston, Texas 77002, no later than November 24, 2001, to be included in the Enron proxy statement and form of proxy relating to that meeting.

     In addition to the SEC rules described in the preceding paragraph, Enron's bylaws provide that for business to be properly brought before the Annual Meeting of Shareholders, it must be either (a) specified in the notice of meeting (or any supplement thereto) given by or at the direction of the Board of Directors, (b) otherwise brought before the meeting by or at the direction of the Board of Directors or (c) otherwise properly brought before the meeting by a shareholder of Enron who is a shareholder of record at the time of giving of notice hereinafter provided for, who shall be entitled to vote at such meeting and who complies with the following notice procedures. In addition to any other applicable requirements, for business to be brought before an annual meeting by a shareholder of Enron, the shareholder must have given timely notice in writing of the business to be brought before an Annual Meeting of Shareholders of Enron to the Secretary of Enron. To be timely, a shareholder's notice must be delivered to or mailed and received at Enron's principal executive offices, 1400 Smith Street, Houston, Texas 77002, on or before November 24, 2001. A shareholder's notice to the Secretary shall set forth as to each matter the shareholder proposes to bring before the annual meeting (i) a brief description of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting, (ii) the name and address, as they appear on Enron's books, of the shareholder proposing such business,
(iii) the acquisition date, the class and the number of shares of Voting Stock of Enron which are owned beneficially by the shareholder, (iv) any material interest of the shareholder in such business and (v) a representation that the shareholder intends to appear in person or by proxy at the meeting to bring the proposed business before the meeting. Notwithstanding the foregoing bylaw provisions, a shareholder shall also comply with all applicable requirements of the Exchange Act, and the rules and regulations thereunder with respect to the matters set forth in the foregoing bylaw provisions. Notwithstanding anything in Enron's bylaws to the contrary, no business shall be conducted at the annual meeting except in accordance with the procedures outlined above.

PROPOSALS FOR 2001 ANNUAL MEETING

     The date for delivery to, or receipt by, Enron of any notice from a shareholder of Enron regarding business to be brought before the 2001 Annual Meeting of Shareholders of Enron was November 28, 2000. Enron has received notices from its shareholders that Enron is required to include in this proxy statement.

NOMINATIONS FOR 2002 ANNUAL MEETING AND FOR ANY SPECIAL MEETINGS

     Only persons who are nominated in accordance with the following procedures shall be eligible for election as directors. Nominations of persons for election to Enron's Board of Directors may be made at a meeting of shareholders (a) by or at the direction of the Board of Directors or (b) by any shareholder of Enron who is a shareholder of record at the time of giving of notice hereinafter provided for, who shall be entitled to vote for the election of directors at the meeting and who complies with the following notice procedures. Such nominations, other than those made by or at the direction of the Board of Directors, shall be made pursuant to timely notice in writing to the Secretary of Enron. To be timely, a shareholder's notice shall be delivered to or mailed and received at Enron's principal executive offices, 1400 Smith Street, Houston, Texas 77002,
(i) with respect to an election to be held at the Annual Meeting of Shareholders of Enron, or before November 24, 2001, and (ii) with respect to an election to be held at a special meeting of shareholders of Enron for the election of directors, not later than the close of business on the tenth day following the date on which notice of the date of the meeting was mailed or public disclosure of the date of the meeting was made, whichever first occurs. Such shareholder's notice to the Secretary shall set forth (a) as to each person whom the shareholder proposes to nominate for election or re-election as a director, all information relating to the person that is required to be disclosed in solicitations for proxies for election of directors, or is otherwise required, pursuant to Regulation 14A under the Exchange Act (including the written consent of such person to be named in the proxy statement as a nominee and to serve as a director if elected); and (b) as to the shareholder giving the notice, (i) the name and address, as they appear on Enron's books, of such shareholder, and (ii) the class and number of shares of capital stock of Enron which are beneficially owned by the shareholder. In the event a person is validly designated as nominee to the Board of Directors and shall thereafter become unable or unwilling to stand for election to the Board of Directors, the Board of Directors or the shareholder who proposed such nominee, as the case may be, may designate a substitute nominee. Notwithstanding the foregoing bylaw provisions, a shareholder shall also comply with all applicable requirements of the Exchange Act and the rules and regulations thereunder with respect to the matters set forth in the foregoing bylaw provisions.

NOMINATIONS FOR 2001 ANNUAL MEETING

     The date for delivery to, or receipt by, Enron of any notice from a shareholder of Enron regarding nominations for directors to be elected at the 2001 Annual Meeting of Shareholders of Enron was November 28, 2000. Enron has not received any notices from its shareholders regarding nominations for directors to be elected at the 2001 Annual Meeting of Shareholders.

                                    GENERAL

     As of the date of this proxy statement, the management of Enron has no knowledge of any business to be presented for consideration at the meeting other than that described above. If any other business should properly come before the meeting, it is intended that the shares represented by proxies will be voted with respect thereto in accordance with the judgment of the persons named in such proxies.

     The cost of any solicitation of proxies will be borne by Enron. In addition to solicitation by use of the mails, certain officers and regular employees of Enron may solicit the return of proxies by telephone, telegraph or personal interview. Arrangements may also be made with brokerage firms and other custodians, nominees and fiduciaries for the forwarding of material to and solicitation of proxies from the beneficial owners of Voting Stock held of record by such persons, and Enron will reimburse such brokerage firms, custodians, nominees and fiduciaries for reasonable out-of-pocket expenses incurred by them in connection therewith. In addition, Enron has retained a proxy soliciting firm, Corporate Investor Communications, Inc., to assist in the solicitation of proxies and will pay a fee of approximately $8000 plus reimbursement of expenses.

                                            By Order of the Board of Directors

                                            REBECCA C. CARTER
                                            Senior Vice President,
                                            Board Communications and Secretary

Houston, Texas
March   , 2001

                                                                       EXHIBIT A

                                  ENRON CORP.

                     AUDIT AND COMPLIANCE COMMITTEE CHARTER
                         (AS AMENDED FEBRUARY 12, 2001)

     The Board of Directors of Enron Corp. (the "Company") has heretofore constituted and established an Audit and Compliance Committee (the "Committee") with authority, responsibility and specific duties as described in this Audit and Compliance Committee Charter. This document replaces and supersedes in its entirety that certain document adopted by the Board of Directors of the Company on August 9, 1988, entitled "Authority and Responsibility of the Audit and Compliance Committee of the Board of Directors."

COMPOSITION

     The Committee shall be comprised of three or more directors who, in the opinion of the Board of Directors, as evidenced by its election of such Committee members, have no relationship to the company that may interfere with the exercise of independent judgement as a Committee member. All members of the Committee shall be financially literate or become financially literate within a reasonable period of time after appointment to the Committee, and at least one member of the Committee shall have accounting or related financial management expertise, in each case as interpreted by the Board of Directors.

MISSION STATEMENT AND PRINCIPAL FUNCTIONS

     The Committee shall serve as the overseer of the Company's financial reporting process and internal controls. As such, the Committee will have direct access to financial, legal, and other staff and consultants of the Company. Such consultants may assist the Committee in defining its role and responsibilities, consult with Committee members regarding a specific audit or other issues that may arise in the course of the Committee's duties, and conduct independent investigations, studies, or tests. The Committee has the authority to employ such other accountants, attorneys, or consultants to assist the Committee as it deems advisable. The Committee's principal functions shall include:

     Ensure Audit Function Independence

     - Recommend to the Board of Directors, for subsequent submission to the shareholders of the Company, the firm to engage as the Company's independent auditor; and, if warranted in the discretion of the Committee, recommend to the Board of Directors the termination of that engagement. Furthermore, ensure that the independent auditor is ultimately responsible and accountable to the Committee and the Board of Directors as representatives of the Company's shareholders.

     - Review the independent auditor's compensation, the terms of its engagement, and its independence. On a periodic basis, the Committee should obtain a formal written statement from the independent auditors delineating all relationships between the auditor and the Company and hold active discussions with the auditor with respect to any disclosed relationships or services that may impact the objectivity or independence of the auditor. In response to the report and if necessary, the Committee should take action or recommend that the Board take appropriate action, to satisfy itself of the outside accountant's independence. In addition, review the planning of the independent audit, the performance of the independent auditors, and review any special audit procedures required.

     - Serve as a channel of communication between the independent auditor and the Board of Directors and between the executive responsible for the audit functions provided internally or by contract and the Board of Directors of the Company.

     - Review the Company's annual financial statements and any significant disputes between management and the independent auditor that arose in connection with the preparation of those financial statements, including any restrictions on the scope of work or access to required information.

     Assess Internal Controls and Quality of Financial Reporting

     - Discuss with the independent auditor information relating to the auditor's judgments about the quality of the Company's accounting principles, including such matters as the consistency of application of the Company's accounting policies, as well as the clarity and completeness of the Company's accounting information contained in the financial statements and related disclosures filed with the Securities and Exchange Commission and distributed to the Company's shareholders.

     - Review, in consultation with the independent auditor and the executive having responsibility for the internal and contract audit functions, the adequacy of the Company's internal financial controls. Among other things, determine whether these controls provide reasonable assurance that the Company's publicly reported financial statements are presented fairly in conformity with generally accepted accounting principles.

     - Review the Company's electronic data processing procedures and controls on a periodic basis. Also review any deficiencies noted by the independent auditor in such electronic data processing procedures and control.

     - Approve major changes and other major questions of choice regarding the appropriate accounting principles and practices to be followed when preparing the Company's financial statements for the purpose of making recommendations to the Board of Directors as necessary.

     Review Financial Statements

     - Review financial statements included in the Annual Report to Shareholders, footnotes, and management commentaries, Form 10-K filings made with the Securities and Exchange Commission prior to release of such statements and filings. In addition, review findings of any examinations by regulatory agencies, such as the Securities and Exchange Commission.

     - Publish a written report in the annual proxy statement indicating that
       (a) the Committee has reviewed and discussed the financial statements with management, (b) the Committee has discussed the quality of the Company's accounting principles as applied in its financial reporting,
       (c) the Committee has received the written report from the independent auditors delineating all relationships between the auditor and the Company, (d) the Committee has discussed with the independent auditors their independence and taken or recommended action, if necessary, related to independence concerns and (e) nothing has come to the Committee's attention that would cause them to believe that the financial statements included in the Annual Report on Form 10-K contain an untrue statement or omit a material fact, and thus recommend to the Board that the audited financial statements be included in the Company's Annual Report on Form 10-K. Furthermore, the Committee will take action where necessary to be in compliance with all applicable rules and regulations.

     - Review with management and the independent auditor each quarterly Form 10-Q prior to its filing. The Chair of the Committee may represent the entire Committee for purposes of this review.

     - Review with management the Company's policies and practices for communications with analysts.

     Other

     - Approve for recommendation to the Board of Directors the Company's policies and procedures regarding compliance with the law and with significant Company policies, including but not limited to, codes of conduct expressing principles of business ethics, legal compliance, the Foreign Corrupt Practices Act, and other matters relating to business conduct, and programs of legal compliance designed to prevent and detect violations of law.

     - Review with the general counsel any legal and regulatory matters that may have a material effect on the Company's financial statements, compliance policies, and programs.

     - If necessary, institute special investigations and, if appropriate, hire special counsel or experts to assist.

     - Perform other oversight duties and responsibilities as may be assigned to the Committee, from time to time, by the Board of Directors of the Company and/or the Chairman of the Board of Directors.

     - Review and, to the extent that the Committee determines is appropriate, update this Charter periodically, at least annually, as conditions dictate.

MEETINGS

     The Committee shall meet at least four times annually, or more frequently as circumstances dictate. Meetings may be called by the Chairman of the Committee and/or management of the Company. In addition, the Committee will make itself available to the independent auditors of the Company as requested by such independent auditors. All meetings of the Committee shall be held pursuant to the Bylaws of the Company with regard to notice and waiver thereof, and written minutes of each meeting shall be duly filed in the Company records. Reports of meetings for the Committee shall be made to the Board of Directors approved by the Committee. On a regular basis the Committee will meet with the independent auditor independent of management, and it will meet with Company management independent of the independent auditor on a regular basis.

     While the Audit and Compliance Committee has the responsibility and power set forth in this charter, it is not the duty of the Audit and Compliance Committee to plan or conduct audits or to determine that the Company's financial statements are complete and accurate and are in accordance with generally accepted accounting principles. This is the responsibility of management and/or the independent auditors.

                                                                       EXHIBIT B

                          ENRON CORP. 1991 STOCK PLAN
                (AS AMENDED AND RESTATED EFFECTIVE MAY 1, 2001)

SECTION 1. PURPOSE

     The purposes of this Enron Corp. 1991 Stock Plan (the "Plan") are to encourage selected persons employed by Enron Corp. (together with any successor thereto, the "Company") and its Affiliates and other eligible persons to develop a proprietary interest in the growth and performance of the Company, to generate an increased incentive to contribute to the Company's future success and prosperity, thus enhancing the value of the Company for the benefit of its stockholders, and to enhance the ability of the Company and its Affiliates to attract and retain key individuals who are essential to the progress, growth and profitability of the Company.

SECTION 2. ADMINISTRATION

     2.1 The Plan shall be administered by the Committee. A majority of the Committee shall constitute a quorum, and the acts of a majority of the members present at any meeting at which a quorum is present, or acts approved in writing by all members of the Committee, shall be deemed the acts of the Committee.

     2.2 Subject to the terms of the Plan and applicable law, the Committee shall have sole power, authority and discretion to: (i) designate Participants;
(ii) determine the types of Awards to be granted to a Participant under the Plan; (iii) determine the number of Shares to be covered by or with respect to which payments, rights, or other matters are to be calculated in connection with Awards; (iv) determine the terms and conditions of any Award; (v) determine whether, to what extent, under what circumstances and how Awards may be settled or exercised in cash, Shares, other securities, other Awards, or other property, or may be canceled, forfeited, or suspended; (vi) determine whether, to what extent, and under what circumstances cash, Shares, other securities, other Awards, other property, and other amounts payable with respect to an Award under the Plan shall be deferred either automatically or at the election of the holder thereof or of the Committee; (vii) interpret, construe and administer the Plan and any instrument or agreement relating to an Award made under the Plan; (viii) establish, amend, suspend, or waive such rules and regulations and appoint such agents as it shall deem appropriate for the proper administration of the Plan;
(ix) make a determination as to the right of any person to receive payment of an Award or other benefit; (x) except for awards made to persons subject to Rule 16b-3 promulgated by the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended, or New York Stock Exchange listing requirements, delegate to individuals in specified officer positions of the Company the authority to make and issue awards for a specified number of Shares subject to the terms and provisions of the Plan, and (xi) make any other determination and take any other action that the Committee deems necessary or desirable for the administration of the Plan.

     2.3 Unless otherwise expressly provided in the Plan, all designations, determinations, interpretations, and other decisions with respect to the Plan or any Award shall be within the sole discretion of the Committee, may be made at any time, and shall be final, conclusive, and binding upon all Persons, including the Company, any Affiliate, any Participant, any holder or beneficiary of any Award, any stockholder, and any employee of the Company or of any Affiliate.

     2.4 The provisions of this Section 2 with respect to decisions made by, and authority of, the Committee shall be subject to the controlling provisions of Section 6.

SECTION 3. SHARES AVAILABLE FOR AWARDS

     3.1  Shares Available.

     (i) Calculation of Number of Shares. Effective May 1, 2001, the number of Shares available for granting Awards under the Plan shall be twenty-five million (25,000,000) Shares, subject to adjustment as provided in Section 3.2.

     Further, if after the effective date of the Plan, any Shares covered by an Award granted under the Plan, or to which an Award relates, are forfeited, or if an Award otherwise terminates without the delivery of Shares or of other consideration, then the Shares covered by such Award (or to which such Award relates, or the number of Shares otherwise counted against the aggregate number of Shares available under the Plan with respect to such Award, to the extent of any such forfeiture or termination) shall again be available for granting Awards under the Plan.

     (ii) Accounting for Awards. For purposes of this Section 3, if an Award is denominated in Shares, the number of Shares covered by such Award, or to which such Award relates, shall be counted on the date of grant of such Award against the aggregate number of Shares available for granting Awards under the Plan; provided, however, that Awards that operate in tandem with (whether granted simultaneously with or at a different time from) other Awards may be counted or not counted under procedures adopted by the Committee in order to avoid double counting.

     (iii) Sources of Shares Deliverable Under Awards. Any shares delivered pursuant to an Award may consist, in whole or in part, of authorized and unissued Shares or of treasury Shares.

     3.2  Adjustments.

     (i) In the event that the Committee shall determine that any dividend or other distribution (whether in the form of cash, Shares, other securities or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase or exchange of Shares or other securities of the Company, issuance of warrants or other rights to purchase Shares or other securities of the Company (or other similar corporate transaction or event) affects the Shares such that an adjustment is determined by the Committee to be appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan, then the Committee may, subject to Section 3.2(ii), in such manner as it may deem equitable, adjust any or all of (a) the number and type of Shares (or other securities or property) which thereafter may be made the subject of Awards, (b) the number and type of Shares (or other securities or property) subject to outstanding Awards, and (c) the grant, purchase, or exercise price with respect to any Award, or, if deemed appropriate, make provision for a cash payment to the holder of an outstanding Award; provided, however, that with respect to Awards of Incentive Stock Options, no such adjustment shall be authorized to the extent that such adjustment would cause the Plan to violate Section 422(b)(1) of the Code or any successor provision thereto; and provided further, that the number of Shares subject to any Award denominated in Shares shall always be a whole number.

     (ii) If, and whenever, prior to the expiration of a grant theretofore made, the Company shall effect a subdivision or consolidation of Shares or the payment of a stock dividend on Shares without receipt of consideration by the Company, the number of Shares with respect to which such grant may thereafter be vested or exercised (a) in the event of an increase in the number of outstanding Shares shall be proportionately increased, and if the grant is an Option the purchase price per Share shall be proportionately reduced, and (b) in the event of a reduction in the number of outstanding Shares shall be proportionately reduced, and if the grant is an Option the purchase price per Share shall be proportionately increased.

SECTION 4. ELIGIBILITY

     Any Employee (i) who is a resident of the United Kingdom, or (ii) who is a member of the Executive Committee of the Company, and any individual who is a Director of the Company duly elected by stockholders of the Company who is not an Employee at the time a grant is made, shall be eligible to be designated a Participant. However, subject to the foregoing, the only Employees who shall be eligible to receive grants of Incentive Stock Options under the Plan shall be those Employees who are Employees of the Company within the meaning of section 424(e) or (f) of the Code. Grants may be made to the same individual on more than one occasion. For purposes of this Section 4, "Executive Committee" shall mean the group of individuals who are appointed by the Chairman and either of the Chief Executive Officer, or President of Enron Corp., to serve on such committee.

SECTION 5. AWARDS

     5.1 Options. The Committee is hereby authorized to grant Options to Participants with the following terms and conditions and with such additional terms and conditions, which are not inconsistent with the provisions of the Plan, as the Committee shall determine:

     (i) Exercise Price. The per Share purchase price of an Option shall not be less than the Fair Market Value of a Share on the date of grant of such Option and in no event less than the par value of a Share.

     (ii) Time and Method of Exercise. Subject to the provisions contained in the Plan and in a Participant's Award Agreement, unexercised vested Shares under an Option may be exercised in whole or in part from time to time by request to the Company. Payment of the exercise price and any applicable tax withholding amounts must be made at the time of exercise, in whole or in part, by delivery of a cashier's check, Shares of Stock, other awards, other property or any combination thereof having a fair market value equal to such amount or part thereof provided that the fair market value of Stock so delivered shall be equal to the closing price of the Stock as reported in the "NYSE -- Composite Transaction" section of the Midwest Edition of the Wall Street Journal on the date of actual receipt by the Company of the notice exercising the Option or, if no prices are so reported on such day, on the last preceding day on which such prices of Stock are so reported. An Option may be exercised through a broker financed exercise pursuant to the provisions of Regulation T of the Federal Reserve Board. If the Company receives payment of the purchase price for the exercise of the Option through a broker financed exercise before the end of the third business day following the broker's execution of the sale of Stock for the financed exercise, the exercise shall be effective at the time of such sale. Otherwise, the exercise shall be effective when the Company receives payment of the purchase price.

     (iii) Incentive Stock Options. The terms of any Incentive Stock Option granted under the Plan shall comply in all respects with the provisions of
Section 422 of the Code, or any successor provision thereto, and any regulations promulgated thereunder.

     (iv) Option Agreement. Each grant of Options shall be evidenced by an Award Agreement which shall specify the term of the Option as well as vesting and termination provisions.

     (v) Limit on Size of Option Grants. No individual shall be granted Options totaling more than 2,000,000 Shares in any single calendar year, subject to adjustment as provided in Section 3.2.

     (vi) Status as Shareholder. Unless and until a certificate or certificates representing such Shares shall have been issued by the Company to the Participant, the Participant (or the person permitted to exercise an

Option in the event of the Participant's death or incapacity) shall not be or have any of the rights or privileges of a Stockholder of the Company with respect to the Shares acquirable upon an exercise of an Option.

     5.2  Restricted Stock.

     (i) Issuance. The Committee is hereby authorized to grant Awards of Restricted Stock to Participants, which Awards shall be evidenced by Award Agreements, which shall specify vesting and termination provisions. Notwithstanding the foregoing, the number of Shares of Restricted Stock which may be granted shall be limited to not more than twenty-five percent (25%) of the total number of Shares available for grant under the Plan.

     (ii) Restrictions. Shares of Restricted Stock shall be subject to such restrictions as the Committee may impose (including, without limitation, any limitation on the right to vote a Share of Restricted Stock), which restrictions may lapse separately or in combination at such time or times, in such installments or otherwise as the Committee may deem appropriate. Notwithstanding the foregoing, unless Shares of Restricted Stock are granted in lieu of cash compensation or to compensate for benefits lost due to statutory and/or plan earnings limits, restrictions placed on Awards granted under Section 5.2(vi) herein shall lapse in not less than one year for performance-based Awards, and other Awards granted under this Section 5.2 shall not lapse in total in less than three years.

     (iii) Certificates and Dividends. All dividends and distributions, or cash equivalent thereof (whether cash, stock or otherwise), on unvested Shares of Restricted Stock shall be withheld from the respective Participant and credited by the Company for the Participant's account. At such time as a Participant becomes vested in a portion of the Award of Restricted Stock Shares, the restrictions thereon imposed by this Section 5.2(iii) shall lapse and certificates representing such vested shares shall be delivered to the Participant along with all accumulated credits for dividends and distributions, or cash equivalent thereof attributable to such vested shares. Interest shall not be paid on any dividends or distributions or cash equivalent thereof, credited by the Company for the account of a Participant. The Company shall have the option of paying such credits for accumulated dividends or distributions or cash equivalent thereof, in Shares of the Company rather than in cash. (If payment is made in Shares, the conversion to Shares shall be at the average Fair Market Value for the five trading days preceding the date of payment.) Dividends and distributions, or cash equivalent thereof credited on non-vested Restricted Stock shall be forfeited in the same manner and at the same time as the respective shares of Restricted Stock to which they are attributable are forfeited, except that such forfeited credits for dividends and distributions or cash equivalent thereof shall be canceled and shall not be available for future distribution under this Plan.

     (iv) Payment. A Participant shall not be required to make any payment for Awards of Restricted Stock, except to the extent otherwise required by law.

     (v) Forfeiture. Unless the Committee decides otherwise, Shares of non-vested Restricted Stock awarded to a Participant will be forfeited if the Participant terminates employment or service for any reason other than death, Disability, Retirement or Involuntary Termination. At the time and on the date of a Participant's death, Disability, Retirement or Involuntary Termination during the Participant's employment or service, prior to the date the Participant otherwise becomes fully vested in all the Restricted Stock awarded to the Participant, all restrictions placed on each share of Restricted Stock awarded to the Participant shall lapse and the non-vested Restricted Stock will become fully vested Released Securities. From and after such date the Participant or the Participant's estate, personal representative or beneficiary, as the case may be, shall have full rights of transfer or resale with respect to such Restricted Stock subject to applicable state and federal regulations.

     (vi) Performance-Based Restricted Stock. The Committee is hereby authorized to grant Awards of Restricted Stock which qualify as performance-based compensation under Code Section 162(m), such that a) the issuance is contingent upon attainment of pre-established performance criteria;
b) restrictions lapse contingent upon attainment of pre-established performance criteria; or c) the issuance is in lieu of cash payments under the Enron Corp. Annual Incentive Plan or the Enron Corp. Performance Unit Plan, based upon attainment of the performance criteria established under the terms of those stockholder approved plans. The performance criteria to be used with such Awards shall be recurring after-tax net income and/or cash flow, at the Company and/or subsidiary level, and earnings per share and/or total shareholder return, at the Company level, as determined at the sole discretion of the Committee. Performance criteria will be established by the Committee prior to the beginning of each performance period, defined as January 1 of each year, or such later date as permitted under the Code, or applicable regulations. Notwithstanding any other provision of the Plan, no individual shall be granted Awards of Restricted Stock under this Section 5.2(vi) totaling more than 200,000 Shares in any single calendar year, subject to adjustment as provided in Section 3.2. "Recurring after-tax net income" means after-tax net income subject to adjustment by the Committee in its sole discretion for what the Committee considers an unordinary or nonrecurring items of after tax net income.

     (vii) Phantom Stock Units. Notwithstanding any other provision of the Plan to the contrary, wherever under the Plan, a provision is made for the grant to a Director of the Company of Shares of Restricted Stock, whether such grant is discretionary or non-discretionary (as in Section 6), such grant shall be made in an equivalent number of Phantom Stock Units instead of Shares of Restricted Stock. An Award of Phantom Stock Units granted under Section 6 shall be subject to the provisions therein that apply to a grant of Shares of Restricted Stock. Additionally, the Committee is authorized to grant Awards of Phantom Stock Units to eligible persons other than Directors of the Company. Awards of Phantom Stock Units shall be evidenced by Award Agreements. Except as provided in Section 6, paragraphs (ii), (iii), (iv) and (v) of this Section 5.2 shall apply to Awards of Phantom Stock Units in similar manner as they apply to Shares of Restricted Stock, as interpreted by the Committee, provided, however, the limitation in paragraph (i) above on the number of Shares of Restricted Stock which may be granted shall apply to total aggregate Awards of Shares of Restricted Stock and Phantom Stock Units. A Phantom Stock Unit is a contractual obligation of the Company equal in value to one Share of the Company, which until paid is an unfunded bookkeeping credit on the records of the Company. Such credit shall be increased by the dividends per Share of the Company after the date of the Award. The portion of such credit attributable to Phantom Stock Units shall be paid under paragraph (iii) above in Shares of the Company.

     5.3  General.

     (i) No Cash Consideration for Awards. Except as otherwise provided in the Plan, awards shall be granted for no cash consideration or for such minimal cash consideration as may be required by applicable law.

     (ii) Awards May be Granted Separately or Together. Awards, in the discretion of the Committee, may be granted either alone or in addition to, or in tandem with any other Award or any award granted under any other plan of the Company or any Affiliate. Awards granted in addition to or in tandem with other Awards, or in addition to or in tandem with awards granted under any other plan of the Company or any Affiliate, may be granted either at the same time as or at a different time from the grant of such other Awards or awards.

     (iii) Limits on Transfer of Awards. No Award (other than Released Securities) and no right under any such Award shall be assignable, alienable, saleable or transferable by a Participant other than:

          (a) by will or by the laws of descent and distribution;

          (b) pursuant to a "domestic relations order" as defined in Section 414 of the Code or Section 206 of the Employee Retirement Income Security Act of 1974, as amended;

          (c) by transfer by an eligible Participant, subject to such rules as the Committee may adopt to preserve the purposes of the Plan (including limiting such transfer to Participants who are directors or senior executives), to:

             (I) a member of his or her Immediate Family,

             (II) a trust solely for the benefit of the Participant and his or her immediate Family, or

             (III) a partnership or limited liability company whose only partners or shareholders are the Participant and his or her Immediate Family members,

             (IV) if the Award is an Option, a private charitable foundation described in Section 501(c)(3) of the Code the assets of which are controlled by the Participant and/or one or more of his or her Immediate Family members.

          (d) by designation, in a manner established by the Committee, of a beneficiary or beneficiaries to exercise the rights of the Participant and to receive any property distributable with respect to any Award upon the death of the Participant.

     Each transferee described in (b) and (c) above is hereafter referred to as a "Permitted Transferee," provided that the Committee is notified in writing of the terms and conditions of any transfer intended to be described in (b) or (c) and the Committee determines that the transfer complies with the requirements of the Plan and the applicable Award Agreement. Any purported assignment, alienation, pledge, attachment, sale, transfer or encumbrance that does not qualify under (a), (b), (c) or (d) shall be void and unenforceable against the Company. "Immediate Family" means, with respect to a particular Participant, the Participant's spouse, children or grandchildren (including adopted and stepchildren and grandchildren).

     The terms and provisions of an Award Agreement shall be binding upon the beneficiaries, executors and administrators of the Participant and on the Permitted Transferees of the Participant (including the beneficiaries, executors and administrators of the Permitted Transferees), except that Permitted Transferees shall not reassign any Award other than by will or by the laws of descent and distribution. An Award shall be exercised only by the Participant (or his or her attorney in fact or guardian) (including, in the case of a transferred Award, by a Permitted Transferee), or, in the case of the Participant's death, by the Participant's executor or administrator (including, in the case of a transferred Award, by the executor or administrator of the Permitted Transferee), and all exercises of an Award shall be accompanied by sufficient payment, as determined by the Company, to meet its withholding tax obligation on such exercise or by other arrangements satisfactory to the Committee to provide for such payment.

     (iv) Term of Awards. The term of each Award shall be for such period as may be determined by the Committee; provided, however, that in no event shall the term of any Option or Stock Appreciation Right exceed a period of ten (10) years from the date of its grant.

     (v) Rule 16b-3. It is intended that the Plan and any Award made to a Person subject to Section 16 of the Securities Exchange Act of 1934, as amended, meet all of the requirements of Rule 16b-3. If any provision of the Plan or any such Award would disqualify the Plan or such Award under, or would otherwise not comply with, Rule 16b-3, such provision or Award shall be construed or deemed amended to conform to Rule 16b-3.

     (vi) Status of Stock. The Company intends to register for issue under the Securities Act of 1933, as amended ("The Act"), the Shares of Stock acquirable pursuant to Awards under the Plan, and to keep such registration effective throughout the period any Awards are in effect. In the absence of such effective registration or an available exemption from registration under the Act, delivery of Shares of Stock acquirable pursuant to Awards under the Plan shall be delayed until registration of such Shares is effective or an exemption from registration under the Act is available. The Company intends to use its best efforts to ensure that no such delay will occur. In the event exemption from registration under the Act is available, Participant (or Participant's estate or personal representative in the event of the Participant's death or incapacity), if requested by the Company to do so, will execute and deliver to the Company in writing an agreement containing such provisions as the Company may require to assure compliance with applicable securities laws. No sale or disposition of Shares of Stock acquired pursuant to an Award under the Plan by a Participant shall be made in the absence of an effective registration statement with respect to such shares under the Act unless an opinion of counsel satisfactory to the Company that such sale or disposition will not constitute a violation of the Act or any other applicable securities laws is first obtained. In the event that a Participant proposes to sell or otherwise dispose of Shares of Stock in such a manner that an exception from the registration requirements of the Act is unavailable for such sale or disposition, and upon request to the Company by the Participant, the Company, at its sole cost and expense, shall cause a registration statement to be prepared and filed with respect to such sale or disposition by the Participant and shall use its best efforts to have such registration statement declared effective, and, in connection therewith, shall execute and deliver such documents as shall be necessary, including without limitation, agreements providing for the indemnification of underwriters for any loss or damage incurred in connection with such sale or disposition.

     (vii) Share Certificates. All certificates for Shares or other securities delivered under the Plan pursuant to any Award or the exercise thereof shall be subject to such stop transfer orders and other restrictions as the Committee may deem advisable under the Plan or the rules, regulations and other requirements of the Securities and Exchange Commission, any stock exchange upon which such Shares or other securities are then listed and any applicable Federal or state securities laws, and the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions, including, but not limited to, the provisions of Subsection 5.3(vi).

SECTION 6. GRANTS TO NON-EMPLOYEE DIRECTORS

     6.1 A. Subject to the limitation of the number of Shares and Restricted Stock set forth in Section 3 and Section 5.2(i), each Director of the Company who is not otherwise an employee of the Company or any Affiliate (a "non-employee Director"), effective during the term of the Plan on each Monday next following the Director's election at the annual meeting of stockholders of the Company (commencing with the 1992 annual meeting of stockholders), is hereby granted, effective on such date, shares of Restricted Stock and an Option to purchase Shares as determined by the provisions of the following paragraph. The Option shall not be an Incentive Stock Option.

     B. The number of shares of Restricted Stock hereby granted in each year to each non-employee Director shall be equal to fifty percent (50%) of "A," where "A" is equal to (i) the average Retainer Fee, on an annualized basis, paid or payable to a non-employee Director in the prior fiscal year, divided by (ii) the per share Fair Market Value of the Shares on the date of grant, rounded to the next higher increment of ten. The average Retainer Fee, on an annualized basis, paid to a non-employee Director shall be determined by dividing the number of non-employee Directors serving on the Board in the previous fiscal year into the aggregate annualized cash Retainer Fee paid to or entitled to be received by (but for elections made by such Directors under Section 6.2 of the Plan) all such non-employee Directors during the Company's preceding fiscal year for services rendered to the Company as Directors (including any deferred compensation). "Retainer Fee" means the amount which a non-employee Director receives for serving as a Director, a member of a committee of the Board of Directors of the Company or a chairperson of such a committee. The number of Shares which is granted hereby in each year to each non-employee Director pursuant to an Option is equal to the sum of (i) the number of shares of Restricted Stock granted hereby multiplied by the number four (4), and (ii) nine thousand three hundred thirty five (9,335).

     6.2 A. Subject to the limitation of the total number of Shares and Restricted Stock set forth in Section 3 and Section 5.2(i), on July 1 of each year, each non-employee Director, who on or prior to December 31 of the previous year files with the Committee or its designate an irrevocable election to receive a grant under this Section 6.2 in lieu of a portion or all of the cash amount of the projected Retainer Fees plus meeting fees for six (6) regular meetings of the Board of Directors, such Director will be entitled to receive in the following year beginning January 1 and ending December 31, as determined at the time of such election (the "Aggregate Fee"), is hereby granted on such July 1, shares of Restricted Stock and an Option to purchase a number of Shares, as determined by the provisions of the following paragraph. In making such election, the non-employee Director may elect a vesting date applicable to the grant of shares of Restricted Stock to be a date not earlier than six (6) months and not later than five (5) years from the date of grant. The Options shall not be Incentive Stock Options.

     B. The number of Shares of Restricted Stock which is hereby granted on each July 1 to a non-employee Director making such an election is equal to fifty percent (50%) of "A," where "A" is equal to (i) the cash amount of the portion of such projected Aggregate Fee selected by the non-employee Director, divided by (ii) the per share Fair Market Value of a Share on the date of grant, rounded to the next higher increment of ten. The number of Shares for which an Option is hereby granted on each July 1 to such non-employee Director is equal to the number of shares of Restricted Stock granted hereby multiplied by the number four (4).

     C. A non-employee Director who is not a resident of the United States of America, who is required by the Company to defer of a portion of his Retainer Fee into the Enron Corp. 1994 Deferral Plan, and whose deferral is regarded as the receipt of taxable income under the tax laws of the country in which the director resides or has citizenship, upon notification thereof to the Committee, in a form acceptable to the Committee, may elect to waive that portion of his Retainer Fee that is required to be so deferred and in lieu thereof receive an award of Phantom Stock Units under the Plan. Upon the Committee's receipt and approval of such election, at its next regularly scheduled meeting the Committee shall approve an award of Phantom Stock Units to such non-employee Director in a number determined by the Committee that will reflect the value of such portion of the Retainer Fee that is waived by the non-employee Director for the calendar year. Thereafter, as long as such non-employee Director does not revoke his election, as of July 1 of each year, the Committee shall approve an award of Phantom Stock Units to such non-employee Director in a number determined by the Committee that will reflect the value of such portion of the Retainer Fee that is waived by the non-employee Director for the calendar year. Such award of Phantom Stock Units will fully vest on the fifth anniversary of the date of grant.

     6.3 The following provisions are applicable to Options granted pursuant to Sections 6.1 and 6.2:

          A. Options shall be exercisable according to the following provisions:

             (i) An Option granted pursuant to Section 6.1 shall become exercisable for twenty percent (20%) of the Shares covered thereby on the date of grant, and thereafter, for twenty percent (20%) of the Shares covered thereby on each May 1 preceding the first, second, third and fourth anniversaries of the grant thereof.

             (ii) An Option granted pursuant to Section 6.2 shall be exercisable in full on the date of grant.

          B. The purchase price of a Share covered under an Option granted under Sections 6.1 or 6.2 shall be the Fair Market Value of a Share on the date of grant, but not less than the par value of a Share.

          C. Each Option shall expire ten (10) years from the date of grant thereof, but shall be subject to earlier termination as follows. Options, to the extent exercisable as of the date a non-employee Director optionee ceases to serve as a Director of the Company, must be exercised within three months of such date unless such event results from death, Disability or Retirement, in which case such Options may be exercised by the optionee, the optionee's legal representative, heir or devisee, as the case may be, within one (1) year from the date of death, Disability or Retirement; provided, however, that no such event shall extend the normal expiration date of such Options.

          D. Upon exercise of the Option, delivery of a certificate for fully paid and nonassessable Shares shall be made at the corporate office of the Company in Houston, Texas to the optionee exercising the Option either at such time during ordinary business hours after fifteen (15) days but not more than thirty (30) days from the date of receipt of the notice by the Company as shall be designated in such notice, or at such time, place and manner as may be agreed upon by the Company and the optionee exercising the Option.

          E. That portion of Options granted under Section 6.2 to a non-employee Director which is attributable to a portion of the Director's Aggregate Fee which would not have been earned due to termination of service as a Director or a change in the Director's membership on a committee(s) of the Board of Directors automatically shall be canceled upon such an event.

     6.4 The following provisions are applicable to grants of Restricted Stock made pursuant to Sections 6.1 or 6.2, as the case may be:

          A. A recipient of a Restricted Stock grant made pursuant to Section
     6.1 shall obtain without cost to the recipient a vested right in the Restricted Stock so granted based on the recipient's consecutive full years of service completed as a Director of the Company after the date of the grant in accordance with the following table:

            COMPLETED YEARS OF SERVICE                PERCENT OF SHARES OF
                AFTER DATE OF GRANT                    STOCK GRANT VESTED
            --------------------------                --------------------
Less than 1........................................             0%
Less than 1........................................            20%
Less than 2........................................            40%
Less than 3........................................            60%
Less than 4........................................            80%
Less than 5........................................           100%

          B. All shares of Restricted Stock, upon vesting, shall be deemed to be fully paid and nonassessable.

          C. Shares of non-vested Restricted Stock awarded to a non-employee Director will be forfeited if the Director terminates service as a Director for any reason other than death, Disability or Retirement.

          D. At the time and on the date of a non-employee Director's death, Disability or Retirement during the Director's service as a Director prior to the date the Director otherwise becomes fully vested in all the Restricted Stock awarded to the Director, all restrictions placed on each share of Restricted Stock awarded to the Director shall lapse and the non-vested Restricted Stock will become fully vested Released Securities. From and after such date, the Director or the Director's legal representative, heir or devisee, as the case may be, shall have full rights of transfer or resale with respect to such Restricted Stock subject to applicable state and federal regulations.

     6.5 A non-employee Director shall be ineligible to receive a grant provided for in Sections 6.1 and 6.2 if as of the date of such grant the Director (i) is an employee of the Company or any Affiliate or (ii) has been an employee of the Company or any Affiliate for any part of the calendar year preceding the calendar year in which such a grant is to be made.

     6.6 In the event that the number of Shares available for grants under the Plan is insufficient to make all grants provided for in this Section 6 hereby made on the applicable date, then all non-employee Directors who are entitled to a grant on such date shall share ratably in the number of Shares then available for grant under the Plan, and shall have no right to receive a grant with respect to the deficiencies in the number of available Shares.

     6.7 Except as expressly provided in this Section 6, grants made pursuant to this Section 6 shall be subject to the terms and conditions of the Plan; however, if there is a conflict between the terms and conditions of the Plan and this Section 6, then the terms and conditions of this Section 6 shall control.

     6.8 All Options and grants of Restricted Stock under this Section 6 shall be evidenced by Award Agreements.

     6.9 In the event a non-employee Director, as a result of employment, business or professional interests of such non-employee Director or Director's spouse, becomes subject to restrictions on direct or indirect ownership of shares of Company stock arising from participation in the Plan, and submits to the Committee a written opinion of counsel in a form satisfactory to the Committee that his or her continued participation in the Plan would be deemed to be a material conflict of interest for business, employment or professional purposes for the non-employee Director or Director's spouse, then at the written request to the Committee by such non-employee Director invoking the provisions of this Section 6.9, in a format acceptable to the Committee, such non-employee Director will not be eligible to receive any further grant under this general
Section 6 of the Plan until such time as the Committee is satisfied that said restrictions have been removed or no longer apply, and as of the last day of the month in which such written request is received by the Committee, all outstanding grants made to such non-employee Director under this general Section 6 of the Plan shall be forfeited and cancelled.

     6.10 In the event a non-employee director resigns his or her directorship with the Company with the advance approval of the Committee, the Committee in giving such approval shall have discretion to fully vest grants of Restricted Stock made to such director and to extend up to twelve months from the effective date of such resignation the director's right to exercise Options granted to such director, but only as to the vested portion of such Options as of the effective date of resignation.

SECTION 7. AMENDMENT AND TERMINATION

     Except to the extent prohibited by applicable law and unless otherwise expressly provided in an Award Agreement or in the Plan:

          7.1 Amendments to the Plan. The Board of Directors in its discretion may terminate the Plan at any time with respect to any Shares for which a grant has not theretofore been made. The Board of Directors shall have the right to alter or amend the Plan or any part thereof from time to time; provided, that no change in any grant theretofore made may be made which would impair the rights of the recipient of a grant without the consent of such recipient; and provided further, that notwithstanding any other provision of the Plan or any Award Agreement, without the approval of the stockholders of the Company no such amendment or alteration shall be made that would:

             (i) increase the total number of Shares available for Awards under the Plan, except as provided in Section 3 hereof;

             (ii) change the minimum Option price;

             (iii) change the class of Participants eligible to receive Awards;

             (iv) extend the maximum period during which Awards may be granted under the Plan;

             (v) increase the maximum number of Options that may be granted under Section 5.1 or Shares of performance-based Restricted Stock that may be granted under Section 5.2(vi) to any individual in any calendar year; or

             (vi) otherwise modify the material terms of the Plan.

          7.2 Adjustments of Awards upon the Occurrence of Certain Unusual or Nonrecurring Events.

     A. Subject to the provisions of Section 7.2B, C and D below, if a transaction occurs which is not approved or recommended by a majority of the Board of Directors of the Company in actions taken prior to, and with respect to, such transaction in which either (i) the Company merges or consolidates with any other corporation (other than one of the Company's wholly owned subsidiaries) and is not the surviving corporation (or survives only as the subsidiary of another corporation), (ii) the Company sells all or substantially all of its assets to any other person or entity, or (iii) the Company is dissolved, or if (iv) any third person or entity (other than the trustee or committee of any qualified employee benefit plan of the Company), together with its Affiliates and Associates shall be, directly or indirectly, the Beneficial Owner of at least thirty percent (30%) of the Voting Stock of the Company, or
(v) the individuals who constitute the members of Company's Board of Directors on the date hereof (the "Incumbent Board") cease for any reason to constitute at least a majority thereof, provided that any person becoming a Director subsequent to the date hereof whose election or nomination for election by the Company's stockholders was approved by a vote of at least eighty percent (80%) of the Directors comprising the Incumbent Board (either by a specific vote or by approval of the proxy statement of the Company in which such person is named as a nominee for Director, without objection to such nomination) shall be, for purposes of this clause (v), considered as though such person were a member of the Incumbent Board, then within (a) ten days of the approval by the stockholders of the Company of such merger, consolidation, sale of assets or dissolution as described in clause (i), (ii) or (iii) of this Section 7.2A, or
(b) thirty (30) days of the occurrence of such change of Beneficial Ownership or Directors as described in clause (iv) or (v) of this Section 7.2A., then with respect to outstanding grants of Restricted Stock made under Section 5.2, each recipient thereof shall have a fully vested right in all Restricted Stock granted to the recipient and then outstanding, and with respect to outstanding grants of Options made under Section 5.1, all such outstanding Options, irrespective of whether they are then exercisable, shall be surrendered (at such time as may be necessary to comply with Rule 16b-3) to the Company by each grantee thereof and such Options shall thereupon be canceled by the Company, and the grantee shall receive a cash payment by the Company in an amount equal to the number of Shares subject to the Options held by such grantee multiplied by the difference between
(x) and (y) where (y) equals, in the case of Options, the purchase price per Share covered by the Option and (x) equals (1) the per share price offered to stockholders of the Company in any such merger, consolidation, sale of assets or dissolution transaction, (2) the per share price offered to stockholders of the Company in any tender offer or exchange offer whereby any such change of Beneficial Ownership or Directors takes place, or (3) the Fair Market Value of a Share on the date determined by the Committee (as constituted prior to any change described in clause (iv) or (v)) to be the date of cancellation and surrender of such Options if any such change of Beneficial Ownership or Directors occurs other than pursuant to a tender or exchange offer, whichever is appropriate. In the event that the consideration offered to stockholders of the Company in any transaction described in this Section 7.2A consists of anything other than cash, the Committee (as constituted prior to such transaction) shall determine the fair cash equivalent of the portion of the consideration offered which is other than cash.

     B. Except as otherwise expressly provided herein, the issuance by the Company of shares of stock of any class or securities convertible into shares of stock of any class, for cash, property, labor or services, upon direct sale, upon the exercise of rights or warrants to subscribe therefor, or upon conversion of shares or obligations of the Company convertible into such shares or other securities, and in any case whether or not for fair value, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number of Shares subject to Restricted Stock or Options theretofore granted or the purchase price or grant price per share, if applicable.

     C. Any adjustment provided for in Section 3.2 or Section 7.2 shall be subject to any required stockholder action.

     7.3 Correction of Defects, Omissions and Inconsistencies. The Committee may correct any defect, supply any omission, or reconcile any inconsistency in the Plan or any Award in the manner and to the extent it shall deem desirable in the establishment or administration of the Plan.

SECTION 8. GENERAL PROVISIONS

     8.1 No Rights to Awards. No Employee, Participant or other Person shall have any claim to be granted any Award under the Plan, and there is no obligation for uniformity of treatment of Employees, Participants, or holders or beneficiaries of Awards under the Plan. The terms and conditions of Awards need not be the same with respect to each Participant.

     8.2  Withholding.  The Company or any Affiliate is authorized and directed
(i) to withhold from any Award granted or any payment due or any transfer made under any Award or under the Plan the amount (in cash, Shares, other securities, other Awards, or other property) of withholding taxes due in respect of an Award, its exercise, or any payment or transfer under such Award or under the Plan, and (ii) to take such other action, including but not limited to, acceptance of already owned Shares (including Shares acquired from the exercise of an Option or vesting of Shares of Restricted Stock), as may be necessary to satisfy all obligations for the payment of such taxes.

     8.3 No Limit on Other Compensation Arrangements. Nothing contained in the Plan shall prevent the Company or any Affiliate from adopting or continuing in effect other or additional compensation arrangements and such arrangements may be either generally applicable or applicable only in specific cases.

     8.4 No Right to Employment. The grant of an Award shall not be construed as giving a Participant the right to be retained in the employ of the Company or any Affiliate. Further, the Company or an Affiliate may at any time dismiss a Participant from employment, free from any liability or any claim under the Plan unless otherwise expressly provided in the Plan or in any Award Agreement.

     8.5 Governing Law. The validity, construction and effect of the Plan and any rules and regulations relating to the Plan shall be determined in accordance with applicable Federal law, and to the extent not preempted thereby, with the laws of the State of Texas.

     8.6 Severability. If any provision of the Plan or any Award is or becomes or is deemed to be invalid, illegal or unenforceable in any jurisdiction, or as to any person or Award, or would disqualify the Plan or any Award under any law deemed applicable by the Committee, such provision shall be construed or deemed amended to conform to applicable laws. If it cannot be so construed or deemed amended without, in the determination of the Committee, materially altering the intent of the Plan or the Award, such provision shall be stricken as to such jurisdiction, Person or Award and the remainder of the Plan and any such Award shall remain in full force and effect.

     8.7 No Trust or Fund Created. Neither the Plan nor any Award shall create or be construed to create a trust or separate fund of any kind or a fiduciary relationship between the Company or any Affiliate and a Participant or any other Person. To the extent that any Person acquires a right to receive payments from the Company or any Affiliate pursuant to an Award, such right shall be no greater than the right of any unsecured general creditor of the Company or any Affiliate.

     8.8 No Fractional Shares. No fractional Shares shall be issued or delivered pursuant to the Plan or any Award, and the Committee shall determine whether cash, other securities, or other property shall be paid or transferred in lieu of any fractional Shares, or whether such fractional Shares or any rights thereto shall be canceled, terminated or otherwise eliminated. In addition, no fractional Shares shall be accepted by the Company in payment of the exercise price of an Option.

     8.9 Headings. Headings are given to the Sections and Subsections of the Plan solely as a convenience to facilitate reference. Such headings shall not be deemed in any way material or relevant to the construction or interpretation of the Plan or any provision thereof.

     8.10 No Limitation. The existence of the Plan and the grants of Awards made hereunder shall not affect in any way the right or power of the Board of Directors or the stockholders of the Company (or stockholders of any Affiliate, as applicable) to make or authorize any adjustment, recapitalization, reorganization or other change in the capital structure or business of the Company or any Affiliate, any merger or consolidation of the Company or any Affiliate, any issue of debt or equity securities ahead of or affecting Shares or the rights thereof or pertaining thereto, the dissolution or liquidation of the Company or any Affiliate or any sale or transfer of all or any part of Company or any Affiliate's assets or business, or any other corporate act or proceeding.

     8.11 No Right to Retention. Neither the Plan, nor any Award granted pursuant to the Plan, is a contract or agreement that the Company will retain the services of a Director or Non-employee Contractor for any period of time, or at any particular rate of compensation, nor does it affect a right of a Director or the Company to resign or be removed, as the case may be, from the Company's Board of Directors.

     8.12 Securities Laws. Each Award granted under the Plan shall be subject to the requirement that if at any time the Board of Directors shall determine, in its discretion, that the listing, registration or qualification of the shares subject to such grant upon any securities exchange or under any state or federal law, or that the consent or approval of any government regulatory body, is necessary or desirable as a condition of, or in connection with, such grant or the issue or purchase of shares thereunder, such grant shall be subject to the condition that such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Board of Directors.

SECTION 9. EFFECTIVE DATE OF THE PLAN

     The Plan shall be effective as of the date of its approval by the stockholders of the Company at the annual meeting of stockholders in 2001.

SECTION 10. TERM OF THE PLAN

     No Award shall be granted under the Plan after the earlier of (i) ten (10) years from the date of approval of the Plan by the stockholders of the Company pursuant to Section 9 or (ii) termination of the Plan pursuant to Section 7.1. However, unless otherwise expressly provided in the Plan or in an applicable Award Agreement, any Award theretofore granted may extend beyond such date, and any authority of the Committee to amend, alter, suspend, discontinue or terminate any such Award, or to waive any conditions or rights under any such Award, and the authority of the Board of Directors of the Company to amend the Plan, shall extend beyond such date.

SECTION 11. DEFINITIONS

     As used in the Plan, the following terms shall have the meanings set forth below:

          (a) "Affiliate" shall mean (i) any entity that directly or through one or more intermediaries is controlled by the Company, (ii) any entity in which the Company has a significant equity interest as determined by the Committee, (iii) with respect to matters relating to Rule 16b-3, as the term "affiliate" is used in Rule 16b-3 and (iv) as used in Section 7.2 and in the term "Associate," as the term "affiliate" is defined in Rule 12b-2 under the Securities Exchange Act of 1934, as amended, or any successor rule or regulation.

          (b) "Associate" is used to indicate a relationship with a specified person and shall mean (i) any corporation, partnership or other organization to which such specified person is an officer or partner or is, directly or indirectly, the Beneficial Owner of ten percent (10%) or more of any class of equity securities, (ii) any trust or other estate in which such specified person has a substantial beneficial interest or as to which such specified person serves as trustee or in a similar fiduciary capacity,
     (iii) any relative or spouse of such specified person, or any relative of such spouse, who has the same home as such specified person or who is a Director or officer of the Company or any of its parents or Affiliates, and
     (iv) any person who is a director or officer of such specified person or any of its parents or Affiliates (other than the Company or any wholly owned subsidiary of the Company).

          (c) "Award" shall mean any Option, Stock Appreciation Right, Restricted Stock or Phantom Stock Unit granted under the Plan.

          (d) "Award Agreement" shall mean any written agreement, contract or other instrument or document evidencing any Award granted under the Plan.

          (e) "Beneficial Owner" shall be defined by reference to Rule 13d-3 under the Securities Exchange Act of 1934, as amended, or any successor rule or regulation; provided, however, and without limitation, any individual, corporation, partnership, group, association or other person or entity which has the right to acquire any Voting Stock at any time in the future, whether such right is contingent or absolute, pursuant to any agreement, arrangement or understanding or upon exercise of conversion rights, warrants or options, or otherwise, shall be the Beneficial Owner of such Voting Stock.

          (f) "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time.

          (g) "Committee" shall mean a committee of the Board of Directors of the Company designated by such Board to administer the Plan and composed of not less than two Non-Employee Directors, as defined in Rule 16b-3.

          (h) "Disability" shall mean, with respect to an Employee of the Company or one of its Affiliates, such total and permanent disability as qualifies the Employee for benefits under the long-term or extended disability plan of the Company or Affiliate covering the Employee at the time. With respect to a non-employee Director, Disability shall mean inability to perform duties and services as a Director of the Company by reason of a medically determinable physical or mental impairment supported by medical evidence which in the opinion of the Committee can be expected to result in death or which can be expected to last for a continuous period of not less than twelve (12) months. With respect to a Non-employee Contractor, Disability shall mean inability to perform duties and services for the Company or an Affiliate by reason of a medically determinable physical or mental impairment supported by medical evidence which in the opinion of the Committee can be expected to result in death or which can be expected to last for a continuous period of not less than twelve (12) months.

          (i) "Employee" shall mean any person employed by the Company or any Affiliate.

          (j) "Fair Market Value" shall mean, with respect to any property (including, without limitation, any Shares or other securities), the value of such property determined by such methods or procedures as shall be established from time to time by the Committee; provided, that so long as the closing price of Shares as reported in the "NYSE-Composite Transactions" section of the Midwest edition of The Wall Street Journal is reported, Fair Market Value with respect to Shares on a particular date shall mean such closing price of Shares as so reported for such date (or, if no prices are quoted for that date, as so quoted for the last preceding date for which such prices were so quoted).

          (k) "Incentive Stock Option" shall mean an option granted under
     Section 5.1 of the Plan that is intended to meet the requirements of
     Section 422 of the Code, or any successor provision thereto.

          (l) "Involuntary Termination" shall mean termination of a Participant's employment as an Employee or service as a Non-employee Contractor with the Company or an Affiliate at the election of the Company or Affiliate, provided that such termination is not Termination for Cause and provided further, that in the case of a Non-employee Contractor, such termination is not due to the election of the Company or an Affiliate not to renew the Non-employee Contractor's contract upon its expiration. Involuntary Termination shall not include a transfer of assignment or location of a Participant where the Participant is employed by the Company or an Affiliate both before and after the transfer.

          (m) "Non-employee Contractor" shall mean a person who is not an Employee as defined in this Section 11, who is performing services for the Company or an Affiliate under a contractual arrangement either directly or through a third party agency.

          (n) "Non-Qualified Stock Option" shall mean an option granted under
     Section 5.1 or Section 6 of the Plan that is not intended to be an Incentive Stock Option.

          (o) "Option" shall mean an Incentive Stock Option or a Non-Qualified Stock Option.

          (p) "Participant" shall mean an Employee or other individual described in Sections 4 designated to be granted an Award under the Plan.

          (q) "Person" shall mean any individual, corporation, partnership, association, joint-stock company, trust, unincorporated organization or government or political subdivision thereof.

          (r) "Phantom Stock Unit" shall mean an Award granted under Section 5.2(vii) of the Plan.

          (s) "Released Securities" shall mean securities that were Restricted Stock with respect to which all applicable restrictions have expired, lapsed or been waived.

          (t) "Restricted Stock" shall mean any Shares granted under Section 5.2 or Section 6.1 or Section 6.2 of the Plan.

          (u) "Retirement" shall mean (i) with respect to an Employee of the Company or one of its Affiliates, (a) with the consent of the Enron Corp. Office of the Chairman, after age 55 with at least five years of service, the Employee's termination of employment, and (b) upon or after age 72 the employee's termination of employment, and (ii) with respect to a Director of the Company (a) with the consent of the Board of Directors, after at least five (5) years of service, termination of service as a Director or Honorary Director, and (b) upon or after the date the Director attains age 72.

          (v) "Rule 16b-3" shall mean Rule 16b-3 promulgated by the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended from time to time.

          (w) "Shares" shall mean the shares of Common Stock of the Company, $.10 par value, and such other securities or property as may become the subject of Awards pursuant to an adjustment made under Section 3.2 of the Plan.

          (x) "Termination for Cause" shall mean termination of employment or services at the election of the Company or an Affiliate because of the Participant's (i) conviction of a felony (which, through lapse of time or otherwise, is not subject to appeal); or (ii) willful refusal without proper legal cause to perform the Participant's duties and responsibilities; or (iii) willfully engaging in conduct which the Participant has, or in the opinion of the Committee should have, reason to know is materially injurious to the Company or an Affiliate. Such termination of employment or services shall be effected by notice thereof delivered by the Company or an Affiliate to the Participant and shall be effective as of the date stated in such notice; provided, however, that if
     (a) such termination of employment or services is because of the Participant's willful refusal without proper cause to perform any one or more duties and responsibilities and (b) within seven (7) days following the date of such notice the Participant shall cease such refusal and shall use all reasonable efforts to perform such obligations, the termination of employment or services, if made, shall not be for cause.

          (y) "Voting Stock" shall mean all outstanding shares of capital stock of the Company entitled to vote generally in elections for directors, considered as one class; provided, however, that if the Company has shares of Voting Stock entitled to more or less than one vote for any such share, each reference to a proportion of shares of Voting Stock shall be deemed to refer to such proportion of the votes entitled to be cast by such shares.

          (z) Any terms or provisions used herein which are defined in Sections 83, 421, 422 or 424 of the Code, or the regulations thereunder, or in Rule 16b-3 of the Securities Exchange Act of 1934, as amended, shall have the meanings as therein defined.

SECTION 12. PURPOSE OF FOLLOWING SECTIONS

     12.1 The purpose of these additional sections is to obtain Approved Share Option Scheme status for UK Participants under the Plan. These sections are to be read as a continuation of the Plan and modify the Options granted thereunder only in relation to UK resident Participants who are granted Options under the Plan with additional sections. They do not add to or modify the Plan in respect of any other category of Participant.

SECTION 13. DEFINITIONS AND CONSTRUCTION

     13.1 The following additional capitalized definitions shall have the respective meanings set forth below:

          (a) "Act" shall mean the Income and Corporation Taxes Act 1988.

          (b) "Approved Option" shall mean an Option granted under the Plan with additional sections to a UK Participant while the Plan with additional sections is approved by the UK Inland Revenue under the Act.

          (c) "Limit" shall mean the greater of

             (i) L100,000 or

             (ii) if there were Relevant Emoluments for the preceding Year of Assessment, four times the amount of the Relevant Emoluments for the current or preceding Year of Assessment (whichever of those years gives the greater amount) or

             (iii) if there were no Relevant Emoluments for the preceding Year of Assessment, four times the amount of the Relevant Emoluments for the period of 12 months beginning with the first day during the current Year of Assessment in respect of which there are Relevant Emoluments.

          "Relevant Emoluments" shall mean such of the emoluments of the UK Participant as are liable to be paid under deduction of PAYE income tax.

          (d) "UK Participant" shall mean an Employee or director of the Company or any participating Affiliate who satisfies the eligibility criteria in
     Section 4 of the Plan (as modified by Section 15).

          (e) "Year of Assessment" shall mean a year beginning on any 6 April and ending on the following 5 April.

     13.2 The following definitions in Section 11 shall be modified as set forth below in relation to Approved Options only and shall be so construed throughout the Plan:

          (a) "Affiliate" shall mean any company which is both a Subsidiary of the Company (as defined by Section 736 of the Companies Act 1985) and under the Control of the Company (as defined by Section 840 of the Act) and which is for the time being designated by the Committee as a participating Affiliate.

          (b) "Award" shall mean Options only.

          (c) "Option" shall mean Non-Qualified Stock Options only.

          (d) "Shares" shall mean shares of Common Stock of the Company which satisfy the provisions of paragraph 10 to 14 inclusive of Schedule 9 to the Act.

     13.3 The following definitions in Section 11 shall be treated as having been omitted therefrom in relation to Approved Options only and the Plan shall accordingly be constructed throughout as if all references to such definitions had been omitted:

          (i) "Incentive Stock Option".

          (ii) "Released Securities".

          (iii) "Restricted Stock".

          (iv) "Stock Appreciation Right".

          (v) "Phantom Stock Unit"

SECTION 14. ADJUSTMENTS

     14.1  Section 3.2 shall not apply to Approved Options.

     14.2 In the event of any variation of the share capital of the Company by way of capitalization or rights issue, consolidation, subdivision or reduction of capital or otherwise, the number of Shares subject to any Approved Option and the Exercise Price for each of those Shares shall be adjusted in such manner as the Committee decide to be fair and reasonable provided that:

          (i) the aggregate amount payable on the exercise of an Approved Option in full is not increased

          (ii) the Exercise Price for a Share is not reduced below its par value

          (iii) no adjustment shall be made without the prior approval of the Board of Inland Revenue and

          (iv) following the adjustment the Shares continue to satisfy the conditions specified in paragraphs 10 to 14 inclusive of Schedule 9 to the Act.

SECTION 15. ELIGIBILITY

     Section 4.1 shall be modified in relation to Approved Options so that:

          (a) Only Directors of the Company or a participating Affiliate who are required to devote substantially the whole of their time to their duties and in any case not less than 25 hours per week (excluding meal breaks), and

          (b) Employees who are not Directors of the Company or a participating Affiliate who are required to devote substantially the whole of their time to their duties and in any case not less than 20 hours per week (excluding meal breaks) who are not ineligible to participate in the Plan by virtue of paragraph 8 of Schedule 9 to the Act (material interest in a close company) shall be eligible to be designated a Participant.

SECTION 16. AWARDS

     16.1  Options.

     A. Exercise Price. The provisions of Section 5.1(i) of the Plan shall be modified in relation to Approved Options as if the words: "and specified in the Award Agreement" had been included immediately after the word "Committee" in line 2 thereof.

     B. Time and Method of Exercise. Section 5.1(ii) of the Plan shall be modified in relation to Approved Options so that an Option may only be exercised by a Participant giving notice to the Company in writing of the number of Shares in respect of which he wishes to exercise the Option accompanied by the appropriate payment either in cash or by the delivery of irrevocable instructions to a broker to deliver promptly to the Company an amount equal to the relevant exercise price. No Approved Option may be exercised by a UK Participant who has become ineligible to participate in the Plan by virtue of paragraph 8 of Schedule 9 to the Act (material interest in a close company).

     16.2 Restricted Stock. The provisions of Section 5.2 of the Plan shall not apply to Approved Options.

     16.3  General.

     A. Further Limitations on the Amount of the Awards. No Approved Options shall be granted to UK Participants if at the relevant date of grant the aggregate Exercise Price of all subsisting Approved Options granted under the Plan and any other plan established by the Company or any associated company of the Company and approved by the Inland Revenue under the provisions of Schedule 9 to the Act (other than a savings-related share option scheme) would exceed the Limit.

     B. Limits on Transfer of Awards. Section 5.3(iii) of the Plan shall be modified so that Approved Options will only be exercisable for the period of 12 months following the death of the relevant UK Participant. The provisions of
Section 5.3(iii)(b) and Section 5.3(iii)(c) shall not apply to Approved Options.

     C. Issue of Transfer of Shares. The appropriate number of Shares shall be allotted or transferred (as the case may be) within 30 days following the exercise of an Option.

SECTION 17. GRANTS TO NON-EMPLOYEE DIRECTORS

     The provisions of Section 6 shall not apply to Approved Options.

SECTION 18. AMENDMENT AND TERMINATION

     18.1 Amendments to the Plan. No amendments to the Plan which relate to an Approved Option shall be effective unless they are approved by the UK Inland Revenue.

     18.2 Adjustments of Awards upon the Occurrence of Certain Unusual or Nonrecurring Events. The provisions of Section 7.2A of the Plan shall not apply to Approved Options.

     Executed as of the           day of             , 2001.

                                            ENRON CORP.

                                            By:
                                              ----------------------------------
                                            Title:

ATTEST:

------------------------------------------------------
Vice President and Secretary

                                  [ENRON LOGO]

   Please mark your                                                   |  7405
 X votes as in this                                                   |______
   example.

   This proxy when properly executed will be voted in the manner directed herein. If no direction is made, this proxy will be voted FOR proposals 1,
   2, 3 and 4 and AGAINST proposal 5.
--------------------------------------------------------------------------------
    The Board of Directors recommends a vote FOR proposals 1, 2, 3 and 4 and
                              AGAINST proposal 5.
--------------------------------------------------------------------------------

                                                             FOR     WITHHELD
1. Election of Directors.                                    [ ]       [ ]
   (see reverse)

   For, except vote withheld from the
   following nominee(s):

   ___________________________________________________

                                                          FOR  AGAINST  ABSTAIN
2. To approve amending Enron's Amended and Restated       [ ]    [ ]      [ ]
   Articles of Incorporation to increase the total number of authorized shares of Common Stock to
   2.4 billion shares.

3. To approve the Amended and Restated Enron Corp.        [ ]    [ ]      [ ]
   1991 Stock Plan.

4. Ratification of appointment of independent             [ ]    [ ]      [ ]
   accountants.

5. Shareholder proposals from Brent Blackwelder,          [ ]    [ ]      [ ]
   Dianne Burnham, Hildegarde Hannum, and Eleanor
   MacCracken (collectively, "Friends of the Earth");
   General Board of Pension and Health Benefits of
   The United Methodist Church; Solidago Foundation;
   Agape Foundation; and Domini Social Investments.

6. In the discretion of the proxies named herein, the proxies are authorized to vote upon other matters as are properly brought before the meeting.

                            Change of Address/Comments on Reverse Side    [ ]


                            All as more particularly described in the Proxy Statement relating to such meeting, receipt of which is hereby acknowledged.

                            Please sign exactly as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.



                            ___________________________________________________


                            ___________________________________________________
                            SIGNATURE(S)                  DATE


--------------------------------------------------------------------------------
                            o FOLD AND DETACH HERE o

                                                           THIS IS YOUR PROXY.
                                                         YOUR VOTE IS IMPORTANT.

[ENRON CORP. LOGO]

             IF YOU NEED ASSISTANCE IN ANY OF THE FOLLOWING AREAS:

o  DIVIDEND CHECKS - ADDRESS CHANGES - LEGAL TRANSFERS

o DIRECT DEPOSIT - HAVE YOUR ENRON CORP. QUARTERLY DIVIDENDS ELECTRONICALLY DEPOSITED INTO YOUR CHECKING OR SAVINGS ACCOUNT ON DIVIDEND PAYMENT DATE. (No more worries about late or lost dividend checks). Call (800) 870-2340 to enroll.

o DIVIDEND REINVESTMENT - HAVE YOUR ENRON CORP. QUARTERLY DIVIDENDS REINVESTED IN THE PURCHASE OF ADDITIONAL SHARES OF ENRON CORP. COMMON STOCK WITH NO COMMISSION OR SERVICE CHARGE FOR THE PURCHASE OF THE SHARES FOR RECORD HOLDERS AND A FEE OF $15 PLUS 12 CENTS PER SHARE TO SELL SHARES. (There is no charge to have shares delivered to you in certificate form.)

o CONSOLIDATION OF ACCOUNTS - ELIMINATE MULTIPLE ACCOUNTS FOR ONE HOLDER AND CERTAIN DUPLICATE SHAREHOLDER MAILINGS GOING TO ONE ADDRESS. (Dividend checks, annual reports and proxy materials would continue to be mailed to each shareholder.)

           JUST CALL OUR TRANSFER AGENT'S TELEPHONE RESPONSE CENTER:
                        (800) 519-3111 OR (201) 324-1225
                                  OR WRITE TO:
                    FIRST CHICAGO TRUST COMPANY OF NEW YORK
                            A DIVISION OF EQUISERVE
                                 P.O. BOX 2500
                           JERSEY CITY, NJ 07303-2500

                 FOR EARNINGS INFORMATION, CALL (800) 808-0363

                                  ENRON CORP.

     [ENRON LOGO]
  P    PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF ENRON CORP.
                       FOR ANNUAL MEETING ON MAY 1, 2001
  R
          THE UNDERSIGNED hereby appoints Kenneth L. Lay, James V. Derrick, Jr., O and Rebecca C. Carter, or any of them, and any substitute or substitutes, to be the attorneys and proxies of the undersigned at the Annual Meeting
  X of Shareholders of Enron Corp. ("Enron") to be held at 10:00 a.m. Houston time on Tuesday, May 1, 2001, in the LaSalle Ballroom of the Doubletree
  Y Hotel at Allen Center, 400 Dallas St., Houston, Texas, or at any adjournment thereof, and to vote at such meeting the shares of stock of Enron that the undersigned held of record on the books of Enron on the record date for the meeting.

     ELECTION OF DIRECTORS, NOMINEES:            (change of address/comments)
     Robert A. Belfer, Norman P. Blake, Jr.,
     Ronnie C. Chan, John H. Duncan,           _________________________________
     Wendy L. Gramm, Ken L. Harrison,
     Robert K. Jaedicke, Kenneth L. Lay,       _________________________________
     Charles A. LeMaistre, John Mendelsohn,
     Jerome J. Meyer, Paulo V. Ferraz Pereira, _________________________________
     Frank Savage, Jeffrey K. Skilling,
     John A. Urquhart, John Wakeham,           _________________________________
     Herbert S. Winokur, Jr.                   (If you have written in the above
                                               space, please mark the
                                               corresponding box on the reverse
                                               side of this card)

     YOU ARE ENCOURAGED TO SPECIFY YOUR CHOICES BY MARKING THE
     APPROPRIATE BOXES, SEE REVERSE SIDE, BUT YOU NEED NOT MARK
     ANY BOXES IF YOU WISH TO VOTE IN ACCORDANCE WITH THE BOARD    -------------
     OF DIRECTORS' RECOMMENDATIONS. THE PROXIES CANNOT VOTE YOUR    SEE REVERSE
     SHARES UNLESS YOU SIGN AND RETURN THIS CARD.                       SIDE
                                                                   -------------